AVONDALE INDUSTRIES, INC. PENSION PLAN




















               As Amended and Restated
               Effective January 1, 1997

                              AVONDALE INDUSTRIES, INC.
                                     PENSION PLAN

                                  TABLE OF CONTENTS



          ARTICLE I - DEFINITIONS
               Accrued Benefit ....................................    I-1
               Actuarial Equivalent ...............................    I-2
               Actuary ............................................    I-2
               Affiliated Company .................................    I-2
               Avondale ESOP ......................................    I-2
               Beneficiary ........................................    I-3
               Code ...............................................    I-3
               Committee ..........................................    I-3
               Company ............................................    I-3
               Compensation .......................................    I-3
               Compensation Year ..................................    I-5
               Deferred Retirement Date ...........................    I-5
               Disability Retirement Date .........................    I-5
               Early Retirement Date ..............................    I-5
               Effective Date .....................................    I-5
               Eligible Employee ..................................    I-5
               Employee ...........................................    I-6
               Employer ...........................................    I-6
               Employment Year ....................................    I-6
               Entry Date .........................................    I-6
               ERISA ..............................................    I-6
               Final Average Compensation .........................    I-6
               Hour of Service ....................................    I-7
               Investment Manager .................................    I-8
               Leased Employee ....................................    I-8
               Non-Participating Employer .........................    I-9
               Normal Retirement Date .............................    I-9
               One Year Break in Service for Benefit Accrual ......    I-9
               One Year Break in Service ..........................    I-10
               Parental Absence ...................................    I-10
               Participant ........................................    I-10
               Plan ...............................................    I-10
               Plan Year ..........................................    I-10
               Prior Plan .........................................    I-11
               Service Termination Date ...........................    I-11
               Social Security Retirement Age .....................    I-11
               Straight Life Annuity ..............................    I-11
               Ten Year Certain and Life Annuity ..................    I-11
               Trustee ............................................    I-11
               Trust Agreement ....................................    I-11
               Trust Fund or Fund .................................    I-12
               Year of Service ....................................    I-12
               Year of Benefit Service ............................    I-12

          ARTICLE II - PARTICIPATION
               Eligibility Requirements ...........................   II-1
               Commencement of Participation ......................   II-1
               Termination of Participation .......................   II-1
               Transfers ..........................................   II-1
               Reemployment of an Eligible Employee
                   or Former Participant ..........................   II-2
               Rights of Returning Veterans .......................   II-5

          ARTICLE III - ELIGIBILITY FOR RETIREMENT INCOME
               Normal Retirement Date .............................  III-1
               Deferred Retirement Date ...........................  III-1
               Early Retirement Date ..............................  III-1
               Disability Retirement Date .........................  III-1
               Vesting Date .......................................  III-2

          ARTICLE IV - AMOUNT OF RETIREMENT INCOME AND PAYMENTS
               Normal Retirement Income ...........................   IV-1
               Deferred Retirement Income .........................   IV-3
               Early Retirement Income ............................   IV-4
               Disability Retirement Income .......................   IV-5
               Deferred Vested Retirement Income ..................   IV-8
               Maximum Retirement Income ..........................   IV-9
               Timing of Payments .................................   IV-12
               Transfer Benefit ...................................   IV-12
               Direct Rollover Rules ..............................   IV-13
               Notice .............................................   IV-14

          ARTICLE V - PRE-RETIREMENT DEATH BENEFITS
               Immediate Pre-Retirement Surviving
                   Spouse's Benefit ...............................    V-1
               Deferred Pre-Retirement Surviving
                   Spouse's Benefit ...............................    V-1

          ARTICLE VI - NORMAL AND OPTIONAL PAYMENT FORMS
                       OF RETIREMENT INCOME
               Normal Form of Payment .............................   VI-1
               Waiver of Normal Form and Election of Optional
                   Form of Payment ................................   VI-1
               Waiver Period ......................................   VI-2
               Temporary Non-Payment of Retirement Income .........   VI-2
               Optional Forms of Payment ..........................   VI-2
               General Limitations ................................   VI-3
               Distribution Rules .................................   VI-4
               Limitation in Case of Domestic Relations Order .....   VI-5
               Minimum Required Distributions .....................   VI-7

          ARTICLE VII - CONTRIBUTIONS
               No Contributions by Participants ...................  VII-1
               Employer Contributions .............................  VII-1
               Expenses ...........................................  VII-1
               Contingent Nature of Contributions .................  VII-1

          ARTICLE VIII - ADMINISTRATION
               Appointment of Committee ........................... VIII-1
               Notice to Trustee .................................. VIII-1
               Administration of Plan ............................. VIII-1
               Reporting and Disclosure ........................... VIII-1
               Records ............................................ VIII-1
               Committee Compensation and Expenses ................ VIII-1
               Rules and Regulations .............................. VIII-2
               Secretary of the Committee ......................... VIII-2
               Claims Review Procedure ............................ VIII-2
               Information from Participants and Beneficiaries .... VIII-3

          ARTICLE IX - NAMED FIDUCIARIES
               Identity of Named Fiduciaries ......................   IX-1
               Responsibilities and Authority of Committee ........   IX-1
               Responsibilities and Authority of Trustee ..........   IX-1
               Responsibilities of the Company ....................   IX-1
               Responsibilities Not Shared ........................   IX-1
               Dual Fiduciary Capacity Permitted ..................   IX-2
               Advice .............................................   IX-2
               Indemnification ....................................   IX-2

          ARTICLE X - PROVISIONS TO PREVENT DISCRIMINATION
               Prevention of Discrimination .......................    X-1
               Highly Compensated Employees .......................    X-1
               Unrestricted Benefit ...............................    X-1
               Restriction on Payment of Benefit ..................    X-1
               Repeal .............................................    X-2

          ARTICLE XI - AMENDMENT OF THE PLAN
               Right to Amend .....................................   XI-1
               Restrictions on Amendment ..........................   XI-1

          ARTICLE XII - TERMINATION OF THE PLAN
               Events Constituting Termination ....................  XII-1
               Partial Termination ................................  XII-1
               Allocation of Assets ...............................  XII-2
               Manner of Distribution .............................  XII-3
               Liquidation of Trust Fund ..........................  XII-3
               Internal Revenue Service Approval for Distribution .  XII-3

          ARTICLE XIII - TOP-HEAVY PLAN REQUIREMENTS
               General Rule ....................................... XIII-1
               Vesting Provisions ................................. XIII-1
               Minimum Benefit Provisions ......................... XIII-1
               Limitation on Compensation ......................... XIII-2
               Limitation on Benefits ............................. XIII-2
               Coordination With Other Plans ...................... XIII-3
               Top-Heavy Plan Definition .......................... XIII-3
               Key Employee ....................................... XIII-6
               Non-Key Employee ................................... XIII-7
               Change from Top-Heavy Status ....................... XIII-7

          ARTICLE XIV - GENERAL PROVISIONS
               Plan Voluntary .....................................  XIV-1
               Payments to Minors and Incompetents ................  XIV-1
               Nonalienation of Benefits ..........................  XIV-1
               Merger, Consolidation or Transfer ..................  XIV-1
               Return of Contributions to Participating Employers .  XIV-2
               Payment of Small Benefits ..........................  XIV-2
               Recovery of Payments Made Due to a Mistake of Fact .  XIV-2
               Internal Revenue Service Approval ..................  XIV-2
               Construction of Agreement ..........................  XIV-2
               Headings ...........................................  XIV-2
               Use of Masculine and Feminine; Singular and Plural . XIV-3 Return of Employer Contributions in Excess of
                    Amount Deductible .............................  XIV-3

                                     PREAMBLE
                                     --------

               The Avondale Industries, Inc. Pension Plan, originally established effective July 1, 1967 as the Retirement Plan for Employees of Avondale Shipyards, Inc. and amended from time to time thereafter, has been adopted by Avondale Industries, Inc. and was amended and restated in its entirety, effective January 1, 1988, unless stated otherwise. The Plan was amended and restated effective January 1, 1989, unless otherwise provided herein, to comply with the Tax Reform Act of 1986 and subsequent legislation. The Plan is amended and restated effective January 1, 1997, unless otherwise provided herein, to incorporate prior amendments and to comply with the Family and Medical Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994 and the Small Business Job Protection Rights Act of 1996.

               This Plan is the continuation of the original Avondale Industries, Inc. Pension Plan after such Plan and its assets were merged into the Danly Machine Corporation Pension Plan for Salaried Employees on December 1, 1987 and then further merged into the Danly Machine Corporation Hourly (Non-Union) Pension Plan on December 2, 1987.

               The purpose of this Plan is to provide a uniform program of retirement benefits payable to employees of Avondale Industries, Inc. and certain related companies upon their retirement, death, or disability. It is intended that this plan be qualified and exempt under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time.

               If the Plan shall fail to qualify under these sections of the Internal Revenue Code, it shall be null and void, and all contributions which may have been made hereunder shall be treated in accordance with Section 14.8.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

               The following words and phrases when used in the Plan shall have the following meanings, unless a different meaning is plainly required by the context:

               1.1 Accrued Benefit as of any date shall mean the Participant's accrued retirement benefit determined as of such date in accordance with the Plan's benefit formulas described in Section 4.1 and including any additional Accrued Benefit under Section 4.8 and before application of any Actuarial Equivalent factor or any other reduction factor in the Plan. The Accrued Benefit of Participants who are Employees of Avondale Services Corporation shall be payable as a Ten-Year Certain and Life Annuity. These forms of payment shall be used in determining the annuitized value of the Participant's account under the Avondale ESOP for purposes of Section 4.1(a)(iv) and Section 4.1(b)(iii) of the Plan.

                    For divisional employees or former divisional employees as such terms are defined in the Asset Purchase Agreement between Avondale Industries, Inc. and Connell Limited Partnership dated January 27, 1987, and for participants under the Danly Machine Corporation Pension Plan for Salaried Employees and the Danly Machine Corporation Hourly (Non-Union) Pension Plan, Accrued Benefit shall mean such employees' Accrued Benefit as of January 16, 1987 or as of March 31, 1987, as determined under the applicable provisions of a Prior Plan.

                    If a Participant who was a divisional or former divisional employee referred to above received an allocation under the Avondale ESOP, and if any or all of such Participant's Avondale ESOP Account is distributed to such Participant prior to the Participant's commencement of benefits under the Plan, then for purposes of calculating the Accrued Benefit under the provisions of the Prior Plan the following provisions apply:

                    a.  the  value of the distributed ESOP  Account,  as
                        described in (b) below, for purposes of determining the amount of his Accrued Benefit under the Prior Plan as of his Early or Normal Retirement Date, will be added to his remaining ESOP Account before calculating the annuitized value of his ESOP Account, and

                    b. The value of the distributed ESOP Account is determined by using the market price for the shares and other assets held in such Account as of the close of business on the last trading day of the month following the month the Participant received a distribution(s) from his ESOP Account. This initial value is increased for assumed investment return at the rate of 7% per annum for each year and completed month from the date of the distribution of all or a portion of the ESOP Account to the Participant's Early or Normal Retirement Date under the Plan.

               1.2  Actuarial   Equivalent   shall  mean  a  benefit  of
          equivalent current value to the benefit which otherwise would have been provided to the Participant, determined on the basis of (a) the UP-1984 Mortality Table set forward one year for males, set back four years for females and weighted 95% male and 5% female and (b) 7.0% annual interest. Provided, however, that the interest factor used in determining a lump sum value shall be as follows: (i) prior to 1997, the interest rate used by the Pension Benefit Guaranty Corporation as of January 1 of the calendar year in which the determination date occurs; and (ii) on or after January 1, 1997, the Applicable Interest Rate. The Applicable Interest Rate is the annual rate of interest on 30-year Treasury securities for the second calendar month preceding the Plan Year in which the date of determination occurs. Further, on or after January 1, 1997, the determination of a lump sum benefit shall be based on the Applicable Mortality Table. The Applicable Mortality Table is the mortality table prescribed in Revenue Ruling 95-6 or any successor publication of the Service. However, the determination of the annuitized value of the Participant's account under the Avondale ESOP for purposes of Section 4.1(a)(iv) and Section 4.1(b)(iii) of the Plan shall be based on no mortality and 7% annual interest for the period, if any, from (i) the date the Participant terminates employment with the Participating Employer or Non-Participating Employer, retires or becomes totally and permanently disabled, whichever is earlier, to (ii) the Participant's Normal Retirement Date.

                    The above notwithstanding, for Participants whose Accrued Benefits are frozen as described in Section 1.1, Actuarial Equivalent of a benefit shall mean a benefit of equivalent value to the benefit which would otherwise have been provided determined under the terms of a Prior Plan.

               1.3 Actuary shall mean an individual who is an "enrolled actuary" in accordance with regulations issued by the Joint Board for the Enrollment of Actuaries and who has been selected by the Committee.

               1.4 Affiliated Company shall mean any corporation which is included with the Company in a controlled group of corporations, as determined in accordance with Section 414(b) of the Code, or any unincorporated trade or business which is under common control with the Company in accordance with
          Section 414(c) of the Code, or any organization (whether or not incorporated) which is a member of an affiliated service group with the Company in accordance with Section 414(m) of the Code, or any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

               1.5 Avondale ESOP shall mean the Avondale Industries, Inc. Employee Stock Ownership Plan, effective September 1, 1985, as amended from time to time.

               1.6 Beneficiary shall mean the person or persons designated by the Participant or former Participant to receive benefits under the Plan in the event of the Participant's death. Each Beneficiary designation shall be in a form prescribed by the Committee.

                    If the Participant is married and designates someone
          other than his legal spouse, his Beneficiary designation must include the written consent of his spouse at the time the designation is made. Such written consent must approve the Beneficiary designated and acknowledge the effect of such designation and must be notarized by a notary public. If it is established to the satisfaction of the Committee that the Participant has no spouse, or that the spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code, such written consent shall not be required.

                    If no valid Beneficiary designation is in effect at the time of the Participant's death, then, to the extent, if any, benefits are payable under the Plan after such death, Beneficiary shall mean the Participant's legal spouse, if he is married at the time of his death, or otherwise the Participant's estate.

               1.7 Code shall mean the Internal Revenue Code of 1986, as amended from time to time and any Regulations issued thereunder. Reference to any Section of the Code will include any successor provision thereto.

               1.8 Committee shall mean the Pension Plan Administrative Committee designated by the Company to administer the Plan in accordance with Section 8.1 hereof.

               1.9 Company shall mean Avondale Industries, Inc. and any successor company that may continue the Plan.

               1.10 Compensation shall mean, for Employees who are not Employees of Avondale Services Corporation the monthly base wages or salary paid to such Employees by their Employer in effect on July 1 of each year, excluding bonuses, overtime pay, shift differentials, severance pay, imputed income or other non-cash compensation, contributions or benefits under this Plan, the Performance Share Plan, the Stock Appreciation Plan, or any other employee benefit plan, or reimbursed expenses. Compensation shall include, however, any pre-tax contributions Employees elect to have their Employer contribute to a plan under Section 125 of the Code or a qualified plan under Section 401(k) of the Code. The monthly base wages for Employees who are paid on an hourly basis shall be determined by multiplying the basic hourly rate of pay in effect on July 1 by 2,080 and dividing the result by 12. The monthly base salary for Employees who are paid on a salaried basis shall be such Employees' base monthly salary in effect on July 1 of each year. The monthly compensation for Employees who are commission-based Employees or who are classified by their Employer as temporary or part-time employees shall be the Employees' Compensation for the previous calendar year divided by 12.

                    For Employees of Avondale Services Corporation, Compensation shall mean the total annual salaries, wages, bonuses and base car allowance paid to such Employees by their Employer, but shall exclude severance pay, any contributions or benefits under this Plan, the Performance Share Plan, the Stock Appreciation Plan, or any other employee benefit plan, or reimbursed expenses. Compensation shall include, however, any pretax contributions Employees elect to have their Employer contribute to a plan under Section 125 of the Code or a qualified plan under Section 401(k) of the Code.

                    For years beginning prior to December 31, 1993, a Participant's annual Compensation taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. For years beginning on or after January 1, 1994, a Participant's annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. For years beginning on or after January 1, 1997, the adjusted amount is $160,000.

                    Unless  otherwise  provided  under  the  Plan,  each
          Section 401(a)(17) Employee's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Employee under a. or b. below minus c. below:

                    a. the Employee's Accrued Benefit before subtracting the annuitized value of the Participant's ESOP account described in c. below determined with respect to the benefit formula as applied to the Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

                    b.  the sum of:

                        i. the Employees Accrued Benefit before subtracting the annuitized value of the Participant's ESOP account described in c. below as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the treasury regulations and

                        ii. the Employee's Accrued Benefit before subtracting the annuitized value of the Participant's ESOP account described in c. below determined under the benefit formula as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                    c. the annuitized value of the Participant's ESOP account as described in Section 4.1(a)(iv).

          A Section 401(a)(17) Employee means an Employee  whose current
          Accrued   Benefit   as  of  December  31,  1993  is  based  on
          Compensation that exceeded $150,000.

               1.11 Compensation Year shall mean each calendar year in which an Employee employed by a Participating Employer or Non-Participating Employer on December 31st of such year, or if not employed on such date is reemployed by a Participating Employer or Non-Participating Employer within 12 months of his termination of employment.

               1.12 Deferred Retirement Date shall mean the date on which a Participant retires with a deferred retirement benefit under the Plan, as determined in accordance with Section 3.2.

               1.13 Disability Retirement Date shall mean the date on which a Participant retires with a disability retirement benefit under the Plan, as determined in accordance with
          Section 3.4.

               1.14 Early Retirement Date shall mean the date on which a Participant retires with an early retirement benefit under the Plan, as determined in accordance with Section 3.3.

               1.15 Effective Date shall mean January 1, 1997, unless otherwise provided herein.

               1.16 An Eligible Employee shall mean  any  Employee  of a
          Participating Employer; provided, however, that an Eligible Employee shall not include: (a) any Employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in this Plan; (b) any Employee who is providing services pursuant to an oral or written contract or leasing arrangement with an unrelated employer, including any Employee who under a Participating Employer's standard personnel practices,  is  deemed  a subcontractor or a leased  employee;
          (c) any Employee who is a Leased Employee; (d) any Employee who, under a Participating Employer's standard personnel practices, is deemed an independent contractor (without regard to such person's status for Federal income tax purposes and without regard to any subsequent determination that such person is a common law employee) and (e) any Employee who, under a Participating Employer's standard personnel practices, is deemed a contractor, jobber, or a consultant. All determinations shall be made in the sole discretion of the Participating Employer in a uniform non-discriminating manner.

               1.17 Employee shall mean any person who is employed by a Participating Employer or Non-Participating Employer as a common law employee receiving remuneration subject to withholding for purposes of the Federal Insurance Contribution Act (except that Leased Employees as described in Section 414(n)(2) of the Code shall be considered Employees solely for purposes of determining whether the requirements of Section 414(n)(3) of the Code are satisfied). A director of the Company is not eligible for participation in the Plan unless he is also an Employee.

               1.18 Employer shall mean the Company, Avondale Services Corporation, and any Affiliated Company, subsidiary or related entity that adopts this Plan pursuant to authorization by the Board of Directors of the Company. The list of Employers and the date such Employers adopted this Plan shall be contained in Appendix A. A Participating Employer shall mean an entity, including the Company, included in this definition of Employer.

               1.19 Employment Year shall  mean  the  twelve consecutive
          month period of employment commencing on the date the Eligible Employee performs his first Hour of Service for the Employer and each anniversary thereof. The Employment Year for a reemployed Eligible Employee is determined in Section 2.5.

               1.20 Entry Date shall mean January 1 or July 1 for anyone who does not become a Participant on or before December 31, 1997. Any other reemployed Eligible Employee will become a Participant on the date on which he meets the eligibility requirements that were in effect at the time his employment began.

               1.21 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.
          References to any section of ERISA include any successor provision thereto.

               1.22 Final Average Compensation shall mean for a Participant who is not an Employee of Avondale Services Corporation, such Participant's average monthly Compensation for the five consecutive Compensation Years out of the ten (or fewer) calendar years immediately prior to his actual retirement date, or the date of his earlier termination of employment, as the case may be, during which his Compensation was highest. If a Participant has less than five Compensation Years on the date of the calculation of his Final Average Compensation, then those Compensation Years which the Participant had accumulated on such date shall be utilized.

                    For Participants who are Employees of Avondale Services Corporation, Final Average Compensation shall mean the average annual Compensation for the five consecutive Compensation Years out of the ten (or fewer) calendar years immediately prior to his actual retirement date, or the date of his earlier termination of employment, as the case may be, during which his Compensation was highest. If a Participant has less than five Compensation Years on the date of the calculation of his Final Average Compensation, then those Compensation Years which the Participant has accumulated on such date shall be utilized.

               1.23 Hour of Service shall mean:

                    a. Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer for the performance of duties, including periods of vacation and holidays;

                    b. Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer (including payments made or due from a trust fund or insurer to which the Participating Employer or Non-Participating Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to illness, incapacity, disability, layoff, jury duty, or leave of absence, provided that:

                        i. no more than 501 Hours of Service shall be credited under this Section 1.23(b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                        ii. Hours of Service shall not be credited under this Section 1.23(b) to an Employee for a payment which solely reimburses the Employee for medically related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws;

                    c. Each hour not already included under Section 1.23(a) or (b) above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by such Employer, provided that crediting of Hours of Service under this
                        Section 1.23(c) with respect to periods described in Section 1.23(b) above shall be subject to the limitation therein set forth; and

                    d. If an Employee is absent from his or her employment with the Employer for any period on account of (i) Parental Absence, or (ii) any paid period of leave recognized under the Family and Medical Leave Act of 1993, such Employee shall be credited with sufficient Hours of Service (not in excess of 501 in any Plan Year) so that a Break in Service does not occur in either the Employment Year in which such absence begins (if credit is required to preclude a Break in Service in such year) or in the immediately following Employment Year (if no credit was awarded in the preceding year). For purposes of computing Hours of Service credited under this paragraph (d), an Employee shall be credited with (i) Hours of Service which would otherwise be credited to such Employee without regard to the absence, or (ii) 8 Hours of Service for each day of the absence. The Committee, in its sole discretion, may require
                        (i) evidence that the absence is on account of a reason enumerated in this paragraph (d), and
                        (ii) evidence as to the duration of the absence.

          The number of Hours of Service to be credited under Section 1.23(b), (c) or (d) above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of Service shall be credited under Sections 1.23(a),
          (b), (c) or (d) above shall be determined by the Committee in accordance with Sections 2530.200b-2(b) and (c) of the Regulations of the U.S. Department of Labor.

               1.24 Investment Manager shall mean the individual, individuals or institution appointed by the Committee to direct the investment of all or a part of the Trust Fund. Such Investment Manager must:

                    a. be (i) registered in good standing under the Investment Advisors Act of 1940; or (ii) a bank as defined in such Act; or (iii) an insurance company qualified to perform investment management services under the laws of more than one State of the United States; and

                    b. acknowledge in writing its status as a "Named Fiduciary" under the Plan.

               1.25 A Leased Employee shall mean any person (excluding a person who is a common law employee of the Participating Employer or Non-Participating Employer) who, pursuant to an agreement between a Participating Employer (or an Affiliated Company) and any other person ("leasing organization") has performed services for the Participating Employer (or an Affiliated Company) and related persons determined in accordance with Section 414(n)(6) of the Code, on a "substantially full-time basis" for a period of at least one year and: for Plan Years after 1996, such services are performed under the primary direction or control of a Participating Employer (or an Affiliated Employer); for Plan Years prior to 1997, such services are of the type historically performed, in the business field of the Participating Employer (or an Affiliated Employer) by employees.

                    A person is considered to have performed services on a "substantially full-time basis" for a period of at least one year if: (a) during any consecutive 12-month period such person has performed at least 1,500 Hours of Service for the Employer or (b) during any consecutive 12-month period such person performed services for the Employer for a number of Hours of Service at least equal to 75% of the average number of hours that are customarily performed by an employee of the Employer in the particular position.

                    Such a person will not be a Leased Employee if the person (a) is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of such person's W-2 wages, (ii) immediate participation, and (iii) full and immediate vesting, and (b) provided, the Leased Employee, determined without regard to whether such person is a participant in the above described money purchase plan, do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

                    In the event that any Leased Employee subsequently becomes an Eligible Employee, then unless the Plan is otherwise excluded by applicable Treasury Regulations from the requirements of Code Section 414(n), the total period that such former Leased Employee provided services to the Participating Employer shall be treated under the Plan, for participation eligibility and vesting purposes as though he had been an Employee of the Participating Employer or Non-Participating Employer.

               1.26 Non-Participating Employer shall mean an Affiliated Company, subsidiary or related entity which is not participating in the Plan or which is no longer participating in the Plan by reason of the recision of a prior designation of participation by the Board of Directors of the Company.

               1.27 Normal Retirement Date shall mean the later of (a) a Participant's 65th birthday, or (b) the first day of the month coincident with or next following a Participant's fourth anniversary of commencement of participation in the Plan.

               1.28 One Year Break in Service for Benefit Accrual, for purposes of benefit accrual, shall mean a 12-month consecutive period following an Employee's Service Termination Date during which the Employee fails to be credited with an Hour of Service. An Employee's One Year Break in Service for Benefit Accrual includes all periods counted for benefit accrual purposes prior to 1997 under Plan provisions then in effect.

               1.29 One Year Break in Service shall mean an Employment Year in which a Participant has 500 or less Hours of Service, effective as to each Employee as of his Employment Year beginning on or after January 1, 1997.

               1.30 Parental Absence shall mean an Employee's absence from work, on or after January 1, 1985, which has commenced for any of the following reasons:

                    a.  the pregnancy of the Employee;

                    b.  the birth of the Employee's child;

                    c.  the adoption of a child by the Employee; or

                    d. the need to care for the Employee's child immediately following its birth or adoption.

                    Provided, however, that the Committee, in its sole discretion, may require evidence that any absence is on account of a reason enumerated herein and evidence as to the duration of such absence.

               1.31 Participant shall mean (a) any Eligible Employee who satisfies the participation requirements set forth in Article II, and (b) any former Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II.

                    In the event the Plan fails to pass the coverage requirements of Section 410(b) of the Code for a Plan Year, certain Employees will be given "Eligible Employee" status in a number necessary to satisfy the coverage requirements of
          Section 410(b) of the Code. "Eligible Employee" status will be given to certain Employees beginning first with the Employee who has both satisfied the participation requirements of Article II and has the most recent original employment date and continuing in descending original employment date order, to the extent necessary for the Plan to pass the coverage requirements of Section 410(b) of the Code. If two or more Employees have satisfied the participation requirements of
          Article II and have the same original employment date, Employees will be given "Eligible Employee" status determined in alphabetical order of the Employees' last names until the coverage requirements are met. Coverage under this paragraph only applies to the year in question.

               1.32 Plan   shall  mean  the  Avondale  Industries,  Inc.
          Pension Plan as set forth in this document and appendices and as amended from time to time.

               1.33 Plan Year shall mean each 12-month period commencing on January 1 and ending on the next following December 31.

               1.34 Prior Plan shall mean the following plans that were previously sponsored by the Company: (a) the Avondale Industries, Inc. Pension Plan (reference is to the plan prior to restatement in 1988); (b) the Danly Machine Corporation Pension Plan for Salaried Employees; and (c) the Danly Machine Corporation Hourly (Non-Union) Pension Plan.

               1.35 Service Termination Date shall mean the earliest of the following:

                    a. the date on which an Employee resigns, is discharged, retires or dies;

                    b. the first anniversary of the date on which an Employee is laid off, starts an authorized leave of absence, or is absent from work for any other reason (other than those instances covered under Sections 1.35(a) and (c)), including holidays, paid vacations, sick leaves and absence on account of disability;

                    c. the second anniversary of the date on which an Employee commenced a Parental Absence, if such Employee has not yet returned to work with a Participating or Non-Participating Employer.

               1.36 Social Security Retirement Age shall mean the age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1)(2) of such Act were 62.

               1.37 Straight Life Annuity shall mean an annuity for life, ending with the payment due on the last day of the month coincident with or preceding the date of the Participant's death.

               1.38 Ten Year Certain and Life Annuity shall mean a benefit providing an annuity for the life of the Participant, ending with the payment due on the first day of the month coincident with or preceding the date of his death, with a guaranteed payment period of 120 months, and as further described in Article VI.

               1.39 Trustee shall mean the individual, individuals or institution appointed by the Board of Directors of Avondale Industries, Inc. to act in accordance with the applicable provisions of the Plan.

               1.40 Trust Agreement shall mean the agreement by and between the Employer and the Trustee, as said Agreement may from time to time be amended.

               1.41 Trust Fund or Fund shall mean all assets held by the Trustee in accordance with this Plan and the Trust Agreement.

               1.42 Year of Service shall mean, for purposes of eligibility to participate and vesting, any Employment Year beginning on or after January 1, 1997 in which an Employee completes 1000 Hours of Service with the Employer. An Employee's Years of Service include all periods counted as the Employee's Years of Service earned prior to 1997 under Plan provisions then in effect.

                    All of the Employee's Years of Service with the Employer shall be taken into account including service prior to the year the Employee meets the definition of Eligible Employee, for purposes of satisfying the Plan's eligibility
          requirements  and  for  calculating  a  Participant's   Vested
          Interest in his Employer Contribution Account unless such periods of service are disregarded pursuant to Section 2.5 of the Plan.

               1.43 Year of Benefit Service shall mean a 12-month period commencing on the date the Eligible Employee completes one Hour of Service, but counting only months while an Eligible Employee, (or such later date of participation as specified in Appendix A) or anniversary thereof during which he is employed by a Participating Employer, provided that:

                    a. An Employee shall be credited with one Year of Benefit Service for each 12 complete months of employment, whether or not consecutive.

                    b. An Employee shall cease accruing Years of Service on his Service Termination Date, except if such Employee performs an Hour of Service within the 12 month period commencing on his Service Termination Date, his period of absence shall be treated as employment.

                    c. Years of Benefit Service shall include any one or more of the following, if they occur while the Employee is an Eligible Employee:

                        i. any period of absence because of Service in the Uniformed Services for a Returning Veteran;

                        ii. any period of layoff not in excess of one year in duration;

                        iii. any period while  the  Eligible Employee is
                             on an approved leave of absence with or without pay (including any leave of absence for maternity or paternity reasons);

                        iv. any other period of absence approved by a Participating Employer or Non-Participating Employer including paid holidays, paid vacations and sick leaves;

                        v. any other period of absence during which the Eligible Employee does not incur a One Year Break in Service for Benefit Accrual; provided the Employee returns to work as an Eligible Employee with a Participating Employer or Non-Participating Employer within the one-year period after his Service Termination Date;

                        vi. to the extent not otherwise credited above, the first 12 months of a Parental Absence if the Employee provides the Committee with any evidence it may reasonably require to determine that the absence is on account of such Parental Absence.

                    Except as otherwise specifically provided under this
          Section 1.43, a partial Year of Service shall be determined by dividing the number of days of employment, whether or not consecutive, by the number of days in the calendar year.

                    An Employee's Years of Benefit Service include all periods counted for benefit accrual purposes prior to 1997 under the Plan then in effect. Notwithstanding anything in the Plan to the contrary, the Years of Service of any Participant determined as of January 1, 1988, shall not be less than the number of years he would have had on such date under the terms of a Prior Plan as in effect on December 31, 1987.

                                    ARTICLE II
                                  PARTICIPATION
                                  -------------

               2.1 Eligibility Requirements. An Employee is eligible to participate only after he (a) attains age 21; (b) has completed one Year of Service; and (c) is an Eligible Employee.

               2.2 Commencement of Participation. An Employee shall become a Participant on the first Entry Date on which he is an Eligible Employee and which coincides with or immediately follows the completion of the requirements set forth in
          Section 2.1. However, no Employee shall become a Participant prior to the effective date of the adoption of the Plan by his Employer.

                    Employees or former employees whose Accrued Benefits are frozen as described in Section 1.1 under the applicable provisions of a Prior Plan shall not be entitled to a benefit in excess of their frozen Accrued Benefit.

               2.3 Termination of Participation. A Participant shall terminate his active participation hereunder on the date he retires, dies, becomes permanently disabled, or terminates employment with his Participating Employer for any reason.

               2.4 Transfers. The following provisions shall govern in the case of Employees who change employment status:

                    a. In the event that a Participant transfers directly from one Participating Employer to another Participating Employer, he shall not be deemed to have terminated his participation under the Plan but shall thereafter be considered for all purposes of the Plan as an Eligible Employee of the succeeding
                        Participating Employer from the date of such transfer.

                    b. In the event that an Employee of a Participating Employer either (i) transfers directly to a Non-Participating Employer or (ii) becomes a member of an ineligible class of Employees so that he is no longer considered an Eligible Employee, he shall be credited with Years of Service during such period of employment with the Non-Participating Employer for vesting purposes under this Plan, but shall not be credited with Years of Benefit Service during such period of employment for purposes of determining the amount of his Accrued Benefit under this Plan. Such Participant shall be entitled only to benefits under the provisions of the Plan as in effect on the date he ceased to be an Eligible Employee.

                    c. In the event that an Employee of a Non-Participating Employer either (i) transfers directly to a Participating Employer or (ii) otherwise becomes an Eligible Employee, he shall be credited with Years of Service during his employment with the Non-Participating Employer or during a period in which he was not an Eligible Employee for vesting purposes under this Plan, but he shall not be credited with Years of Benefit Service during such period of employment for purposes of determining the amount of his Accrued Benefit under this Plan. Such Employee shall become a Participant on the date of such transfer, provided he meets the requirements of Sections 1.16 and 2.1 or if later, the date on which he meets such requirements.

                    d. In the event that a Participant transfers from any Participating Employer (other than Avondale Services Corporation) or Avondale Services Corporation (the "Transferor Employer") to any Participating Employer (other than Avondale Services Corporation) or Avondale Services Corporation (the "Transferee Employer"), such Participant's Accrued Benefit shall be equal to the sum of (i) the Participant's Accrued Benefit based on his Years of Benefit Service earned while an Employee of the Transferor Employer and his Final Average Compensation as of the date of his transfer, and (ii) the Participant's Accrued Benefit based on his Years of Benefit Service earned while an Employee of the Transferee Employer and his Final Average Compensation as of the date of his termination of employment with such Transferee Employer. Notwithstanding the previous sentence, in no event shall a Participant's Accrued Benefit be less than the Accrued Benefit to which he would have been entitled had he always been an Employee of the Transferor Employer for the entire period during which he earned Years of Benefit Service.

               2.5   Reemployment  of  an  Eligible  Employee  or Former
          Participant.  Except  as  provided  in   Section   2.4,   when
          applicable, the following reemployment rules apply:

                    a. Reemployment Within One Month. If an Eligible Employee (whether or not a Participant) terminates employment and is reemployed before the end of the month of termination, his termination is ignored for all purposes.

                    b. Reemployment of a Former Participant. Except as provided in Section 2.5(f), a "Former Participant" is an Employee who terminated employment after the Entry Date following the date on which he met the requirements of Section
                        1.16 and 2.1. A Former Participant who is reemployed within twelve (12) months from his Service Termination Date becomes a Participant on his reemployment date. His termination date is ignored for benefit accrual purposes and he has a Year of Service for vesting purposes for each Employment Year in which he has completed 1000 Hours of Service.

                        A Former Participant who is reemployed after twelve months from his Service Termination Date, shall become a Participant (without waiting until an Entry Date) after he completes One Year of Benefit Service from his date of reemployment. If reinstated as a Participant past Years of Benefit Service for purposes of benefit accrual purposes will be added to any Years of Benefit Service earned after reemployment and past Years of Service for purposes of vesting will be added to any Years of Service earned after reemployment. If the Former Participant is not reinstated as a Participant, he will not accrue any additional vesting or Benefit Service.

                    c. Resetting the Employment Year. If an Eligible Employee (whether or not a Participant) is reemployed, his Employment Year, for purposes of eligibility to participate and vesting, is reset based on his reemployment date if the following conditions are met:

                        i. the Eligible Employee is not reemployed until after the end of the Employment Year of his Service Termination Date, and

                        ii. the Eligible Employee has a One Year Break in Service in the Employment Year prior to the Employment Year of his reemployment date.

                    d.  Reemployment of a Non-Participant.

                        i. If an Eligible Employee who had not become a Participant is reemployed and his Employment Year is not reset, he becomes a Participant on the first Entry Date after he meets the requirements of Sections 1.16 and 2.1.

                        ii. If an Eligible Employee who had not become a Participant is reemployed and his Employment Year is reset, he becomes a Participant on the first Entry Date after he meets the requirements of Sections 1.16 and 2.1. Hours of Service prior to reemployment are not considered for purposes of determining eligibility to participate.

                        iii. If an Eligible  Employee who had previously
                             met the requirements  of  Sections 1.16 and
                             2.1  but had not yet become  a  Participant
                             because  he  was  not  employed on an Entry
                             Date is reemployed and his  Employment Year
                             is not reset, he shall become a Participant
                             as   of  the  first  Entry  Date  following
                             reemployment.  If such Eligible Employee is
                             reemployed   and  his  Employment  Year  is
                             reset, he shall become a Participant on the first Entry Date following the completion of one Year of Service.

                    e. Reemployment of Non-Vested Participant. If a Participant who was not fully vested in his Accrued Benefit terminates employment and had accrued less than five Years of Benefit Service, is reemployed after incurring five consecutive One Year Breaks in Service for Benefit Accrual, he shall be treated as a new employee for purposes of his Accrued Benefit and any Years of Benefit Service accumulated by him prior to termination shall be disregarded.

                        If a Participant who was not fully vested in his Accrued Benefit terminates employment and is reemployed after incurring the greater of (i) five consecutive One Year Breaks in Service or
                        (ii) the aggregate number of Years of Service prior to termination, he shall be treated as a new employee for purposes of vesting and any Years of Service accumulated by him prior to termination shall be disregarded. For purposes of participation, see Section 2.5(b).

                    f. Reemployment of Vested Participant. If a Participant who was vested in his Accrued Benefit terminates employment and is reemployed after any number of One Year Breaks in Service or any number of One Year Breaks in Benefit Service, he shall be reinstated as a Participant, if he is an Eligible Employee, after he completes a Year of Benefit Service from his date of reemployment. His Years of Service and Years of Benefit Service accumulated before his termination shall be added to any Years of Service and Years of Benefit Service which subsequently accumulate. However, his Employment Year may be reset based on the rules stated in Section 2.5(c).

                    g. Reemployment After Commencement of Benefits. If the Participant was vested in his Accrued Benefit and payment of such benefits had commenced or if the Participant otherwise received a distribution pursuant to Section 14.6,

                        i. his benefit payments shall be suspended during the period of his resumed employment for any month in which he is regularly scheduled in "Section 203(a)(3)(B) service" within the meaning of ERISA and, if suspended, shall recommence on the first day of the month next following cessation of his employment;

                        ii. he shall be eligible for additional Years of Benefit Service as a result of his resumed participation in accordance with the provisions of the Plan;

                        iii. if  he  shall  die  during  the  period  of
                             resumed participation, benefits shall be payable in accordance with the provisions of Article VI; and

                        iv. any benefits subsequently payable under the Plan shall be reduced on account of any benefit payments previously made; but notwithstanding any other provision of this
                             Section   2.5(h)   to   the  contrary,  any
                             benefits subsequently payable shall not be reduced below the level of benefits (or Actuarial Equivalent thereof) which would have been payable in the absence of the Participant's resumed participation.

               2.6 Rights of Returning Veterans. This Section applies to Returning Veterans who apply for reemployment on or after December 12, 1994.

                    a.  Definitions

                        i. Compensation. The Compensation of a Returning Veteran for a prior year in which a makeup contribution is required under the Uniformed Services Employment and Reemployment Rights Act shall be (a) the pay the Returning Veteran would have received if not in the Uniformed Services (including wage increases and bonuses) or
                             (b) if it is not "reasonably certain" what the pay rate during the Uniformed Services would have been, the Returning Veteran's average earnings during the twelve months (or shorter period, if applicable) prior to the Service in the Uniformed Services.

                        ii. Returning Veteran means a reemployed Employee who gave notice to the Company of his impending service in the Uniformed Services, (unless such notice was precluded by military necessity or was otherwise impossible or unreasonable), and the
                             cumulative   length  of  absence  from  the
                             Company  by  reason   of   Service  in  the
                             Uniformed Services does not exceed five years.

                        iii. Service in the Uniformed Services means the
                             performance  of  duty  on  a  voluntary  or
                             involuntary basis in a "Uniformed  Service"
                             and includes:  active duty, active duty for
                             training, initial active duty for training,
                             inactive  duty training, full-time National
                             Guard duty, and a period for which a person
                             is absent from a position of employment for
                             the purpose  of an examination to determine
                             the fitness of  the  person  to perform any
                             such   duty.    The   "Uniformed  Services"
                             include the Armed Forces, the Army National
                             Guard,  and  the  Air National  Guard  when
                             engaged  in  active  duty   for   training,
                             inactive   duty   training,   or  full-time
                             National Guard duty; the commissioned corps
                             of the Public Health Service; and any other
                             category  of  persons  designated   by  the
                             President of the United States in time of war or emergency.

                    b. Years of Benefit Service shall mean any period of absence because of Service in the Uniformed Services for a Returning Veteran.

                    c. Break in Service. If a Returning Veteran was absent from his or her employment with the Employer on account of Service in the Uniformed Services, the Returning Veteran shall be credited with sufficient Hours of Service so that a Break in Service does not occur.

                    d.  Vesting.   To  the  extent  not credited  above,
                        Hours of Service will also be credited, for vesting purposes, based on the customary work week of the Employee for periods of Service in the Uniformed Services (as required by applicable law).

                                    ARTICLE III
                        ELIGIBILITY FOR RETIREMENT INCOME
                        ---------------------------------

               3.1 Normal Retirement Date. A Participant's Normal Retirement Date shall be the later of (a) a Participant's 65th birthday, or (b) the first day of the month coincident with or next following a Participant's fourth anniversary of commencement of participation in the Plan. Upon reaching his Normal Retirement Date, a Participant's right to his Accrued Benefit shall be fully vested and non-forfeitable. A Participant who attains his Normal Retirement Date shall be entitled to a normal retirement income determined pursuant to
          Section 4.1.

               3.2 Deferred Retirement Date. A Participant may continue his employment after his Normal Retirement Date and retire on the first day of any month thereafter, such date being known as his Deferred Retirement Date. An Employee continuing his employment beyond his Normal Retirement Date shall be eligible for participation in the Plan on the same basis as any other Employee. A Participant retiring on a Deferred Retirement Date shall be entitled to a deferred retirement income determined pursuant to Section 4.2.

                    Notwithstanding the foregoing, if required by the Board of Directors of the Company, a high-ranking executive or other policy-making individual with an aggregate anticipated annual retirement benefit, including benefits not provided under the Plan, of $44,000 or more, when expressed as a Straight Life Annuity, shall not be allowed to continue his employment after his Normal Retirement Date and shall retire on such Normal Retirement Date, all as determined by the Board of Directors under uniform rules and in accordance with applicable law and Regulations.

               3.3 Early Retirement Date. A Participant who has completed at least ten Years of Benefit Service may retire on the first day of any month following his 55th birthday, such date being known as his Early Retirement Date; provided, however, that such Participant provides the Committee with written notice at least 60 days prior to his Early Retirement Date.

               3.4 Disability Retirement Date. A Participant who has completed at least ten Years of Service may retire on the first day of any month following twelve months of total and permanent disability, such date being known as his Disability Retirement Date. Effective January 1, 1989, a Participant who has completed at least five Years of Service may retire on the first day of any month following twelve months of total and permanent disability, such date being known as his Disability Retirement Date.

                    For  purposes  of  the  Plan, a Participant shall be
          considered totally and permanently disabled if he suffers an illness or injury which prevents him from performing duties of any substantially gainful activities due to any medically determinable cause, as determined by the Committee, and which qualifies him for commencement of benefits for permanent and total disability under Federal Old Age and Survivor Insurance. A Participant retiring on a Disability Retirement Date shall be entitled to a disability retirement income determined pursuant to Section 4.4; provided, however, that such disability retirement income shall not be payable during any period of time prior to the Participant's Normal Retirement Date during which the Participant receives disability income benefits under a long-term disability program provided by the Participating Employer, including any Worker's Compensation benefits, or under a disability program made available to the Participant by the Participating Employer through payroll deductions.

               3.5 Vesting Date. A Participant who has completed at least five Years of Service shall be vested in his Accrued Benefit and entitled to a deferred vested retirement income determined pursuant to Section 4.5. Prior to January 1, 1989, a Participant who terminates his employment with a Participating Employer or a Non-Participating Employer before he is eligible to retire on a Normal, Early or Disability Retirement Date but on or after completing at least ten Years of Service, shall be vested in his Accrued Benefit.

                    The above notwithstanding, an employee or former employee whose Accrued Benefit is frozen as described in
          Section 1.1 under the applicable provisions of a Prior Plan shall be fully vested in such Benefit.

                    For purposes of this Section 3.5, if a Participant terminates employment with zero vesting, the Participant will be deemed to have received a distribution and the non-vested portion shall be immediately forfeited. For a Participant first credited with an Hour of Service after December 31, 1987 who terminates employment with a zero benefit, such Participant will be deemed to have received his full benefit, vested and nonvested. A Participant can have a benefit restored after reemployment, but only under the circumstances described in Section 2.5.

                                     ARTICLE IV
                      AMOUNT OF RETIREMENT INCOME AND PAYMENTS
                      ----------------------------------------

               4.1 Normal Retirement Income. A Participant who retires in accordance with Section 3.1 shall be entitled to receive a normal retirement income equal to his Accrued Benefit computed as follows:

                    a. For a Participant who is not an Employee of Avondale Services Corporation, his monthly Accrued Benefit shall equal the product of [(i) times (ii)], minus (iii), minus (iv) plus (v) where:

                        i. Equals 25% of the Participant's Final Average Compensation not in excess of $550 plus 40% of such Participant's Final Average Compensation in excess of $550;

                        ii. Equals a fraction the numerator of which is the Participant's Years of Benefit Service up to a maximum of 30 years and the denominator of which is 30;

                        iii. Equals  the  amount,  if  any,  of  monthly
                             annuity   purchased   on  behalf   of   the
                             Participant in 1985 to be paid directly to the Participant, commencing at retirement, from Massachusetts Mutual Life Insurance Company; and

                        iv. Equals the monthly annuitized value of the Participant's account (and any account derived from such Participant's account or any account from which such Participant's account was derived, as the case may be) under the Avondale ESOP, which is the Actuarial Equivalent value of the market value of the Participant's Avondale ESOP account determined by using the market price for the shares and other assets held in such Account as of the close of business on the last trading day of the month which is coincident with or precedes the date the Participant terminates employment with the Participating Employer or Non-Participating Employer, retires or becomes totally and permanently disabled, whichever is earlier, excluding any shares or other assets allocated to such Account on or after the date the Participant terminates employment with the Participating Employer or Non-Participating Employer, retires or becomes totally and permanently disabled, whichever is earlier (other than allocations for the preceding ESOP plan year occurring in the first quarter of the Plan Year of such termination).

                             Pursuant to the provisions of Sections 4.7 and 6.1, such retirement income determined under this Section 4.1(a) shall be payable monthly, beginning on the Participant's Normal Retirement Date and ending upon the Participant's death.

                        v.   an  additional Accrued Benefit pursuant  to
                             Section 4.8, if applicable.

                    b. For a Participant who is an Employee of Avondale Services Corporation, his annual Accrued Benefit shall equal the greater of the benefit obtained in (i) or (ii), minus (iii) plus (iv) where:

                        i. Equals 1.5% of the Participant's Final Average Compensation multiplied by the Participant's Years of Benefit Service accrued after September 27, 1985;

                        ii. Equals 1.5% of the Participant's Final Average Compensation multiplied by the Participant's Years of Benefit Service (including such service with Ogden American Corporation), minus the benefit, if any, which the Participant receives under the Ogden American Corporation Pension Plan, minus the amount, if any, of the annual annuity purchased on behalf of the Participant in 1985 to be paid directly to the Participant, commencing at retirement, from Massachusetts Mutual Life Insurance Company; and

                        iii. Equals the monthly annuitized  value of the
                             Participant's   account  (and  any  account
                             derived from such  Participant's account or
                             any   such   account   from    which   such
                             Participant's account was derived,  as  the
                             case may be) under the Avondale ESOP, which
                             is  the  Actuarial  Equivalent value of the
                             market value of the Participant's  Avondale
                             ESOP account determined by using the market
                             price for the shares and other assets  held
                             in such Account as of the close of business
                             on  the last trading day of the month which
                             is coincident with or precedes the date the
                             Participant  terminates employment with the
                             Participating Employer or Non-Participating
                             Employer, retires  or  becomes  totally and
                             permanently disabled, whichever is earlier,
                             excluding   any   shares  or  other  assets
                             allocated to such Account on or after the date the Participant terminates employment with the Participating Employer or Non-Participating Employer, retires or becomes totally and permanently disabled, whichever is earlier (other than allocations for the preceding ESOP plan year occurring in the first quarter of the Plan Year of such termination).

                             Pursuant to the provisions of Sections  4.7
                             and  6.1, such retirement income determined
                             under  this Section 4.1(b) shall be payable
                             monthly  in  equal  amounts of 1/12 of such
                             annual Accrued Benefit,  beginning  on  the
                             Participant's  Normal  Retirement  Date for
                             his  lifetime,  with the provision that  if
                             the Participant's  death  occurs  before he
                             has  received  120  monthly  payments,  the
                             remaining number of such payments  shall be
                             paid   to  the  person  designated  as  his
                             Beneficiary.

                        iv.  an additional  Accrued  Benefit pursuant to
                             Section 4.8, if applicable.

                        For purposes of determining the amount by which a Participant's Accrued Benefit shall be reduced as determined under Section 4.1(a)(iv) and
                        Section 4.1(b)(iii), the number of shares held in the Participant's account (and any account derived from such Participant's account or any such account from which such Participant's account was derived, as the case may be) in the Avondale ESOP shall be increased by the number, including fractions, of any shares which have been distributed to the Participant prior to the date of the calculation of the Participant's Accrued Benefit.

               4.2   Deferred  Retirement  Income.   A  Participant  who
          retires  on  a  Deferred  Retirement  Date  in accordance with
          Section 3.2 shall be entitled to receive a deferred retirement income equal to the normal retirement amount described in
          Section 4.1(a) or (b), whichever is applicable, determined as of his actual retirement date, based on his Years of Benefit Service and Final Average Compensation at retirement. Pursuant to the provisions of Sections 4.7 and 6.1, for
          Participants who are not Employees of Avondale Services Corporation, such retirement income shall be payable beginning on the Participant's Deferred Retirement Date and ending upon the Participant's death. Pursuant to the provisions of Sections 4.7 and 6.1, for Participants who are Employees of Avondale Services Corporation, such retirement income shall be payable monthly in equal amounts of 1/12 of such Benefit, beginning on the Participant's Deferred Retirement Date for his lifetime, with the provision that if the Participant's death occurs before he has received 120 monthly payments, the remaining number of such payments shall be paid to the person designated as his Beneficiary.

               4.3 Early Retirement Income. A Participant who retires on an Early Retirement Date in accordance with Section 3.3 shall be entitled to receive a retirement income beginning at his Normal Retirement Date determined as follows:

                    a. For a Participant who is not an Employee of Avondale Services Corporation, his early retirement income shall be equal to the product of [(i) times (ii)] minus (iii) plus (iv) where:

                        i. Equals the product obtained by multiplying the amount determined under Section 4.1(a)(i) times the amount determined under
                             Section  4.1(a)(ii),  based  on  his  Final
                             Average   Compensation  as  of  his  actual
                             retirement    date.     For   purposes   of
                             calculating the amount described in Section
                             4.1(a)(ii), Years of Benefit  Service shall
                             be   calculated  assuming  the  Participant
                             remained    employed   until   his   Normal
                             Retirement Date (up to a maximum of 30 years);

                        ii. Equals a fraction, the numerator of which is the Participant's Years of Benefit Service as of his actual retirement date and the denominator of which is the Participant's Years of Benefit Service assuming the Participant remained employed until his Normal Retirement Date; and

                        iii. Equals the  sum  of  the amounts determined
                             under  Section  4.1(a)(iii)   and   Section
                             4.1(a)(iv).

                        iv.  an  additional Accrued Benefit pursuant  to
                             Section 4.8, if applicable.

                        If the Participant has completed ten or more Years of Benefit Service and elects to begin receiving his early retirement income on his Early Retirement Date, such early retirement income shall be reduced by a percentage amount specified in Appendix B for each month that commencement upon his actual retirement date of his early retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections 4.7 and 6.1, such retirement income determined under this Section 4.3(a) shall be payable monthly beginning on the Participant's Early Retirement Date and ending upon the Participant's death.

                    b. For a Participant who is an Employee of Avondale Services Corporation, his early retirement income shall be equal to the normal retirement amount described in Section 4.1(b), determined as of his actual retirement date based on his Years of Benefit Service and Final Average Compensation at actual retirement.

                        If the Participant has completed ten or more Years of Benefit Service and elects to begin receiving his early retirement income on his Early Retirement Date, such early retirement income shall be reduced by a percentage amount specified in Appendix B for each month that commencement upon his actual retirement date of his early retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections 4.7 and 6.1, such retirement income determined under this Section 4.3(b) shall be payable monthly in equal amounts of 1/12 of such annual Accrued Benefit beginning on the
                        Participant's Early Retirement Date for his lifetime, with the provision that if the
                        Participant's death occurs before he has received 120 monthly payments, the remaining number of such payments shall be paid to the person designated as his Beneficiary.

               4.4 Disability Retirement Income. A Participant who retires on a Disability Retirement Date in accordance with
          Section 3.4 shall be entitled to receive a retirement income beginning at his Normal Retirement Date determined as follows:

                    a. For a Participant who is not an Employee of Avondale Services Corporation, his disability retirement income shall be equal to the product of [(i) times (ii)] minus (iii) plus (iv) where:

                        i. Equals the product obtained by multiplying the amount determined under Section 4.1(a)(i) times the amount determined under
                             Section  4.1(a)(ii),  based  on  his  Final
                             Average   Compensation  as  of  his  actual
                             retirement    date.     For   purposes   of
                             calculating the amount described in Section
                             4.1(a)(ii), Years of Benefit  Service shall
                             be   calculated  assuming  the  Participant
                             remained    employed   until   his   Normal
                             Retirement Date (up to a maximum of 30 years);

                        ii. Equals a fraction, the numerator of which is the Participant's Years of Benefit Service as of his actual retirement date and the denominator of which is the Participant's Years of Benefit Service assuming the Participant remained employed until his Normal Retirement Date; and

                        iii. Equals the  sum  of  the amounts determined
                             under  Section  4.1(a)(iii)   and   Section
                             4.1(a)(iv).  For Participants who elect  to
                             begin   receiving   disability   retirement
                             income  prior  to  the commencement of  the
                             annuity   amounts  described   in   Section
                             4.1(a)(iii),  the retirement income payable
                             under this Plan  shall  be increased by the
                             amount of such annuity (reduced as provided
                             under    this    paragraph    for     early
                             commencement).    Such   retirement  income
                             shall be subsequently reduced by the same amount at such time the Participant is eligible to receive the annuity amounts described in Section 4.1(a)(iii).

                        iv.  an additional Accrued Benefit  pursuant  to
                             Section 4.8, if applicable.

                        If the Participant has completed five or more Years of Service (ten Years of Service prior to January 1, 1989) and elects to begin receiving his disability retirement income on his Disability Retirement Date, such early retirement income shall be reduced by a percentage amount specified in Appendix B for each of the first 120 months, and the Actuarial Equivalent of each additional month thereafter that commencement, upon his actual retirement date, of his disability retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections 4.7 and 6.1, such retirement income determined under this Section 4.4(a) shall be payable monthly beginning on the Participant's Disability Retirement Date and ending upon the Participant's death.

                    b. For a Participant who is an Employee of Avondale Services Corporation, his disability retirement income shall be equal to the normal retirement amount described in Section 4.1(b), determined as of his actual retirement date, based on his Years of Benefit Service and Final Average Compensation at actual retirement.

                        If the Participant has completed five or more Years of Service (ten Years of Service prior to January 1, 1989) and elects to begin receiving his disability retirement income on his Disability Retirement Date (or the first of any month prior to his Normal Retirement Date), such early retirement income shall be reduced by a percentage amount specified in Appendix B for each of the first 120 months, and the Actuarial Equivalent of each additional month thereafter that commencement, upon his actual retirement date, of his disability retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections 4.7 and 6.1, such retirement income determined under this Section 4.4(b) shall be payable monthly in equal amounts of 1/12 of such Benefit beginning on the Participant's Disability Retirement Date for his lifetime, with the provision that if the
                        Participant's death occurs before he has received 120 monthly payments, the remaining number of such payments shall be paid to the person designated as his Beneficiary.

                    c.  Retirement Benefits  payable  under this Section
                        4.4 shall not be payable during any period of time prior to the Participant's Normal Retirement Date during which the Participant receives disability income benefits under a long-term disability program provided by the Participating Employer including any Worker's Compensation benefits, or under a disability program made available to the Participant by the Participating Employer through payroll deductions.

                    d.  In  the  event  a Participant  covered  by  this
                        Section 4.4 recovers from total and permanent disability prior to his Normal Retirement Date and is reemployed by the Employer, payment of his disability retirement benefit shall cease and his subsequent benefits under the Plan shall be based on his Years of Benefit Service earned prior to his Disability Retirement Date and Years of Benefit Service accrued after he is reemployed in the same manner as though all his Years of Benefit Service had been continuous.

                    e.  In  the  event  a  Participant  covered  by this
                        Section 4.4 recovers from total and permanent disability prior to his Normal Retirement Date and is not reemployed by a Participating Employer, his retirement benefit shall cease and he shall be entitled to a retirement benefit pursuant to Section 4.3 based on his Years of Benefit Service earned prior to his Disability Retirement Date and Final Average Compensation at his Disability Retirement Date.

               4.5 Deferred Vested Retirement Income. If a Participant is entitled to a deferred vested retirement income pursuant to Section 3.5, such retirement income shall be determined in accordance with the following provisions:

                    a. If a Participant who is not an Employee of Avondale Services Corporation does not make written request for his retirement income to begin before his Normal Retirement Date, his deferred vested retirement income payable on his Normal Retirement Date shall be equal to the product of [(i) times (ii)] minus (iii) plus
                        (iv) where:

                        i. Equals the product obtained by multiplying the amount determined under Section 4.1(a)(i) times the amount determined under
                             Section  4.1(a)(ii),  based  on  his  Final
                             Average  Compensation   as  of  his  actual
                             termination   date.    For   purposes    of
                             calculating the amount described in Section
                             4.1(a)(ii),  Years of Benefit Service shall
                             be  calculated   assuming  the  Participant
                             remained   employed    until   his   Normal
                             Retirement  Date  (up to a  maximum  of  30
                             years);

                        ii. Equals a fraction, the numerator of which is the Participant's Years of Benefit Service as of his actual termination date and the denominator of which is the Participant's Years of Benefit Service assuming the Participant remains employed until his Normal Retirement Date;

                        iii. Equals the sum of  the  amounts  determined
                             under   Section   4.1(a)(iii)  and  Section
                             4.1(a)(iv); and

                        iv.  An additional Accrued  Benefit  pursuant to
                             Section 4.8, if applicable.

                        If such Participant has completed ten or more Years of Benefit Service and gives 60 days' written notice for retirement income to begin on an Early Retirement Date, such deferred vested retirement income shall be reduced by a percentage amount specified in Appendix B for each month that commencement, upon his actual retirement date, of his deferred vested retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections
                        4.7 and 6.1, such retirement income determined under this Section 4.5(a) shall be payable monthly beginning on the Participant's Early Retirement Date and ending upon the Participant's death.

                    b. If a Participant who is an Employee of Avondale Services Corporation does not make written request for his retirement income to begin before his Normal Retirement Date, his deferred vested retirement income payable on his Normal Retirement Date shall be equal to the normal retirement amount described in Section 4.1(b), determined as of his date of termination, based on his Years of Benefit Service and Final Average Compensation at termination.

                        If such Participant has completed ten or more Years of Benefit Service and gives 60 days' written notice for retirement income to begin on an Early Retirement Date, such deferred vested retirement income shall be reduced by a percentage amount specified in Appendix B for each month that commencement, upon his actual retirement date, of his deferred vested retirement income precedes his Normal Retirement Date. Pursuant to the provisions of Sections
                        4.7 and 6.1, such retirement income determined under this Section 4.5(b) shall be payable monthly in equal amounts of 1/12 of such Benefit beginning on the Participant's Early Retirement Date for his lifetime, with the provision that if the Participant's death occurs before he has received 120 monthly payments, the remaining number of such payments shall be paid to the person designated as his Beneficiary.

               4.6   Maximum Retirement Income.

                    a. Any other provision of the Plan to the contrary notwithstanding, in no event may a Participant's annual retirement income payment under the Plan, expressed as a benefit payable in the form of a Straight Life Annuity with no ancillary benefits (exclusive of any benefit not required to be considered for purposes of applying the limitations of Section 415 of the Code), together with the annual benefit payable under any other defined benefit plan of the Company or an Affiliated Company, exceed the lesser of (i) or (ii) below, but subject to (iii), (iv), (v) and (vi) below:

                        i.   100%    of    the   Participant's   average
                             compensation  (as   defined  under  Section
                             415(b)   of   the   Code)  in   the   three
                             consecutive highest paid calendar years.

                        ii. $94,023, as adjusted from time to time in accordance with Section 415(d) of the Code.

                        iii. In the case where a benefit commences prior
                             to   the   Participant's   Social  Security
                             Retirement Age and on or after  age 62, the
                             limitation  under (ii) shall be reduced  by
                             5/9ths of one percent for each of the first
                             thirty-six (36)  months  and 5/12ths of one
                             percent  for each of the additional  months
                             (up to 24  months)  by  which  the  benefit
                             commences   before   the   month   of   the
                             Participant's  Social  Security  Retirement
                             Age.   If the benefit commences before  the
                             Participant's 62nd birthday, the limitation described in (ii) shall be the Actuarial Equivalent of the limitation for benefits commencing at age 62.

                        iv. In the case where a Participant has completed less than ten Years of Benefit Service as a Participant, the amount otherwise determined under this Section 4.6(a)(ii) shall be multiplied by a fraction with a numerator equal to the number of whole Years of Benefit Service as a Participant and a denominator equal to ten.

                        v.   Except  in  the case  where  a  benefit  is
                             payable in the  form  of  a  50%  Joint and
                             Survivor  Annuity  with  the  Participant's
                             spouse  designated as the joint  annuitant,
                             where a benefit  is  payable  in  a benefit
                             form other than a Straight Life Annuity the
                             amount   otherwise  determined  under  this
                             Section  4.6(a)   shall  be  the  Actuarial
                             Equivalent of the amount payable as a Straight Life Annuity.

                        vi. Notwithstanding the foregoing, the benefit payable to a Participant shall not be considered to exceed the limitations imposed under this Section 4.6(a) if the aggregate retirement benefit payable to the Participant under the Plan does not exceed $10,000 (and has not exceeded $10,000 in any prior year); provided, however, that this paragraph shall not apply if the Participant has participated in a defined contribution plan maintained by the Company or an Affiliated Company.

                        vii. Notwithstanding the  foregoing, the benefit
                             payable to a Participant shall not be considered to exceed the limitation under
                             (ii)  if the Participant's Accrued  Benefit
                             as of December 31, 1986, exceeds that dollar limitation, but was not in violation of the requirements of Code Section 415 for 1986 and prior years.

                        For the purpose of determining the Actuarial Equivalent amount described in (v), above, or in
                        (iii) above if the benefit is payable prior to the Social Security Retirement Age, the interest rate shall be the greater of 5% or the rate specified in Section 1.2 of the Plan. To determine  the  Actuarial  Equivalent amount  in
                        (iii) above if the benefit is payable after the Social Security Retirement Age, the interest rate shall be the lesser of 5%, or the rate specified in Section 1.2 of the Plan, with no mortality. In any event, the mortality table shall be as set forth in Revenue Ruling 95-6 or any successor publication of the Service. If the standard rate for determining Actuarial Equivalent benefits under Section 1.2 is modified, the above "greater of" rate will change accordingly. If the rate specified in Code Section 415(b)(2)(E) is modified the above "lesser of" rate will change accordingly.

                    b. In the case of a Participant who has participated in a defined contribution plan maintained by the Company or an Affiliated Company, the sum of a Participant's "defined benefit plan fraction" and "defined contribution plan fraction", determined as of the close of any Plan Year, shall not exceed one. For the purpose of this Section 4.6(b), a Participant's defined benefit plan fraction and defined contribution plan fraction shall have the meanings described in (i) and (ii) below:

                        i. Defined benefit plan fraction shall mean a fraction with a numerator equal to the Participant's projected annual benefit (other than any benefit attributable to employee contributions) under the Plan (assuming the Participant continues in employment to his Normal Retirement Date at his current rate of compensation), and a denominator equal to the lesser of (1) 1.25 multiplied by the amount described in
                             Section 4.6(a)(ii) or (2) 1.4 multiplied by the amount described in Section 4.6(a)(i).

                        ii. Defined contribution plan fraction shall mean a fraction with a numerator equal to
                             (1)  below  and  a denominator equal to (2)
                             below:

                             (1)  The sum of the  annual  additions made
                                  to the Participant's account under any
                                  defined  contribution plan  maintained
                                  by  the  Company   or   an  Affiliated
                                  Company,  where  the annual  additions
                                  are  equal  to  the  sum  of  (a)  any
                                  Participating  Employer  contributions
                                  allocated  to the  account  (including
                                  any pre-tax  contributions),  (b)  any
                                  forfeitures  allocated  to the account
                                  and   (c)  any  Participant  after-tax
                                  contributions    allocated    to   the
                                  account.

                             (2)  The sum for each calendar year  of the
                                  Participant's   employment   with  the
                                  Company or Affiliated Company  of  the
                                  lesser of (a) 1.4 multiplied by 25% of
                                  the Participant's earnings (as defined
                                  under Section 415 of the Code) for the
                                  calendar   year,   or   (b)  for  each
                                  calendar   year   after   1982,   1.25
                                  multiplied by $30,000 as adjusted  for
                                  increases  in  the  cost-of-living  as
                                  provided  under  rules and regulations
                                  adopted  by  the  Secretary   of   the
                                  Treasury,  and  for each calendar year
                                  prior to 1983, 1.25  multiplied by the
                                  amount   for   such   calendar    year
                                  determined  in accordance with Section
                                  415(e)(3)(B)(i) of the Code.

                    In the event that the aforesaid limitation would otherwise be exceeded with respect to a Participant, it is intended that the benefit accrual under this Plan shall be limited as necessary, except that an Employee may elect to reduce his contributions, whether pre-tax or after-tax, under any defined contribution plan in which he participates if he determines this method of compliance would be in his best interest.

                    For purposes of this Section 4.6, an Affiliated Company shall be determined by assuming the phrase "more than 50 percent" is substituted for the phrase "at least 80 percent" wherever it appears in Section 1563 of the Code.

               4.7 Timing of Payments. Notwithstanding anything in the Plan to the contrary the actual payment of a Participant's retirement income under the Plan shall be deferred until the March 1 of the calendar year immediately following the Participant's actual retirement date. Upon such date, the Participant (or his Beneficiary, if applicable) shall receive
          (a) a lump sum payment representing the sum of the monthly retirement income, determined pursuant to the provisions of
          Article IV, deferred from his actual retirement date until such March 1 and (b) monthly retirement income, determined pursuant to the provisions of Article VI, thereafter.

               4.8   Transfer Benefit

                    a. With the consent of the Committee, amounts may be transferred from the Avondale ESOP to the Trust Fund by Participants who retire in accordance with Article III and who are eligible to receive benefits, subject to the following conditions:

                        i. The transfer will not jeopardize the tax exempt status of this Plan or Trust Fund or create adverse tax consequences to the Employer.

                        ii. The amount transferred must be the entire vested Avondale ESOP account balance of such Participant.

                        iii. The transfer must be based upon a voluntary
                             election by the Participant and all notice and consent requirements of the Avondale ESOP must be met;

                        iv. The amounts transferred shall be considered an additional Accrued Benefit (as provided in Section 4.8(b)) and shall be so identified. Such benefit shall be fully vested at all times and shall not be subject to forfeiture for any reason.

                        v. Pursuant to Section 414(l) of the Code, after the transfer, the Participant is entitled to receive a benefit, on a termination basis, with respect to the transferred assets, which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the transfer.

                        vi. Prior to accepting the transfer to which this Section applies, the Committee may require the Participant to establish that the amounts to be transferred to the Trust Fund meet the requirements of this Section.

                    b. If a Participant elects to transfer his or her Avondale ESOP account balance to the Trust Fund pursuant to Section 4.8(a), such Participant shall be entitled to an Accrued Benefit equal to the amount determined under Section 4.1(a)(iv) or Section 4.1(b)(iii), whichever is applicable.

                    c. The benefits provided under this Section 4.8 shall be paid as part of and subject to the same terms and provisions as the other benefits provided under the Plan.

               4.9 Direct Rollover Rules. This Section 4.9 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                    a. The term Eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    b.  An  Eligible   retirement   plan   includes   an
                        individual   retirement   account  described  in
                        section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                    c. The term Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                    d. The term Direct rollover means a payment by the plan to the eligible retirement plan specified by the distributee.

               4.10 Notice. The notice required by Section 1.411(a)- 11(c) of the Income Tax Regulations must be provided to the Participant no less than 30 days and no more than 90 days before the date of distribution. The notice explains a Participant's right to defer receipt of the distribution if the Actuarial Equivalent present value of monthly payments of retirement income exceeds $3,500 for Plan Years prior to January 1, 1998 and $5,000 for Plan Years beginning after January 1, 1998. A Participant will also receive an explanation of distribution options no less than 30 days and no more than 90 days before the date of distribution. Effective January 1, 1994, if a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    a. the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    b. the Participant, after receiving the notice, affirmatively elects a distribution.

                                    ARTICLE V
                          PRE-RETIREMENT DEATH BENEFITS
                          -----------------------------

               5.1 Immediate Pre-Retirement Surviving Spouse's Benefit. In the event of the death of an active or vested terminated Participant after becoming eligible to retire on an Early Retirement Date but before his actual retirement date, a monthly retirement benefit shall be payable to his surviving legal spouse. Such amount shall be determined as if:

                    a. the Participant had retired and elected retirement income payments to begin on the first day of the month coinciding with or next preceding his date of death, and

                    b. his retirement income was payable in the form of a 50% Joint and Survivor Spouse Annuity with his spouse entitled to receive 50% of the amount of the Participant's retirement income.

                    Benefits shall be payable to the surviving spouse on the first day of the month following the Participant's death. Pursuant to the provisions of Section 4.7, payments shall commence on the Participant's death and shall continue to be made on the first day of the month thereafter during the surviving spouse's lifetime. In lieu of the joint and survivor spouse annuity payments described in this Section 5.1, such spouse may elect to receive such payments in one lump sum; provided, however, that the Actuarial Equivalent value of such retirement payments is $5,000 or less.

                    Notwithstanding the foregoing, no benefit shall be payable under this Section 5.1 if the Participant is not married on the date his distribution of benefits commences, or the Participant has not been legally married throughout the one-year period ending on the earlier or (i) the date as of which distribution of his benefit commences or (ii) the date of the Participant's death.

               5.2 Deferred Pre-Retirement Surviving Spouse's Benefit. In the event of the death of an active or vested terminated Participant on or after completing the vesting requirements under Section 3.5, but prior to being eligible for early retirement pursuant to Section 3.3, a monthly retirement benefit shall be payable to his surviving legal spouse. Such amount shall be determined as if:

                    a. the Participant separated from service as of his date of death, then

                    b. survived until reaching the earliest retirement age under the Plan, or if later, the age at death,

                    c. retired, electing immediate payment of benefits under the 50% Joint and Survivor Spouse Annuity, with his surviving spouse entitled to receive 50% of the amount of the Participant's reduced retirement income, and then

                    d.  died on the day after the date in (b) above.

                    Benefits shall be payable to such surviving spouse on the first day of the month coincident with or next following the month in which the Participant would have reached the earliest retirement age under the Plan or, if later, the age at death. Pursuant to the provisions of
          Section 4.7, payments shall commence on the first day of the month coincident with or next following the month in which the Participant would have reached age 55 or, if later, the Participant's death and shall continue to be made on the first day of each month thereafter during such surviving spouse's lifetime. In lieu of the joint and survivor spouse annuity payments described in this Section 5.2, such spouse may elect to receive such payments in one lump sum; provided, however, that the Actuarial Equivalent value of retirement payments is $5,000 or less.

                    If a benefit is payable under Section 5.1, no benefit shall be payable under this Section 5.2.

                    Notwithstanding the foregoing, no benefit shall be payable under this Section 5.2 if the Participant is not survived by a legal spouse.

                                    ARTICLE VI
                NORMAL AND OPTIONAL PAYMENT FORMS OF RETIREMENT INCOME
                ------------------------------------------------------

               6.1   Normal Form of Payment.    Retirement  income under
          the Plan shall be payable as follows:

                    a. If a Participant is married on the date his retirement income begins, the normal form of payment shall be an immediate 50% Joint and Survivor Spouse Annuity with the legal spouse entitled to receive 50% of the Participant's reduced amount of retirement income, which shall be the Actuarial Equivalent of the amount determined pursuant to Article IV.

                    b. If a Participant who is not an Employee of Avondale Services Corporation is not married on the date his retirement income begins, the normal form of payment shall be a Straight Life Annuity, which shall be equal to the amount determined pursuant to Article IV with no retirement income payable after the Participant's death.

                    c. If a Participant who is an Employee of Avondale Services Corporation is not married on the date his retirement income begins, the normal form of payment shall be a Ten Year Certain and Life Annuity, which shall be equal to the amount determined pursuant to Article IV with the provision that if the Participant's death occurs before he has received 120 monthly payments, the remaining number of such payments shall be paid to his Beneficiary.

               6.2 Waiver of Normal Form and Election of Optional Form of Payment. A Participant may waive his normal form of payment described in Section 6.1 provided that concurrently with such waiver he shall elect an optional form of payment from those provided for in Section 6.5. Such waiver and election may be made only during the waiver period specified in Section 6.3; otherwise, payment shall be made to him in the normal form. The Participant shall file such forms and provide such information as the Committee may reasonably require to comply with all applicable laws and to determine his eligibility, qualification of his spouse and his amount of retirement income.

                    Such election shall be made in writing and shall not take effect unless either:

                    a. the Participant's legal spouse consents in writing to such election and the spouse's consent acknowledges the effect of such election and is witnessed by a notary public, or

                    b. it is established to the satisfaction of the Committee that the Participant has no legal spouse, or that such spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to
                        Section 417 of the Code.

               6.3 Waiver Period. The Committee shall make an election form available to each Participant not less than nine months before the Participant meets the requirements for early retirement described in Section 3.3; provided, however, that such election form shall not be distributed if the Committee determines in a uniform and non-discriminatory manner that no retirement income is payable under this Plan, as determined under the provisions of Article IV. Such form shall describe in plain language the terms and conditions of the optional forms of benefit and shall provide for election of optional forms of benefit and a benefit commencement date. The completed election form must be returned to the Committee within the 90 day period ending on the designated benefit commencement date. If a Participant files a subsequent election form, the prior form shall be of no effect. If no election has been made at the expiration of the election period, retirement benefits will be payable in accordance with
          Section 6.1.

                    The Committee shall, when necessary, mail the form to the Participant via certified mail, at his last address on the records of the Committee or, if deemed appropriate, through any facilities made available by the United States Social Security Administration. During the waiver period, the Participant may request information with respect to the financial effect of his waiver on the normal form of payment and the election of any available optional form of payment. Any waiver may be revoked, or election changed, at any time up to the due date for the Participant's first retirement income payment, on a form approved by the Committee.

               6.4 Temporary Non-Payment of Retirement Income. If a Participant or Beneficiary fails to submit the form required under Section 6.2 or fails to furnish information reasonably requested by the Committee which is necessary to determine whether such Participant or Beneficiary has satisfied all requirements for payment of benefits, the Committee shall delay payment of benefits until the requested information is furnished and shall make reasonable efforts to obtain such information. After the requested information has been furnished and the Committee has determined that the Participant or Beneficiary has met the requirements for payment of benefits, such benefits shall be payable as if the Participant or Beneficiary had furnished the requested information in a timely manner.

               6.5 Optional Forms of Payment. The forms of benefit payment available to each Participant shall be the Actuarial Equivalent of his normal form of retirement income pursuant to
          Section 6.1. A Participant may elect to receive that portion of his Accrued Benefit which accrued prior to January 1, 1988 in the form of any one of the options which he could have elected under the terms of the Plan on December 31, 1987. A Participant may also elect to receive that portion of his Accrued Benefit accruing on or after January 1, 1988, or his entire Accrued Benefit, in the form of any one of the following optional forms of benefit:

                    a. Straight Life Annuity, under which retirement income payments are made to the Participant during his lifetime, with no further payments from the Plan on his behalf after his death.

                    b. 50% Joint and Survivor Spouse Annuity, under which reduced retirement income payments are made to the Participant during his lifetime, based on Actuarial Equivalent factors, with payments from the Plan upon his death equal to 50% of the payment previously payable to the Participant to be continued to and for the lifetime of his legal spouse. The payments under a 50% Joint and Survivor Spouse Annuity, will commence effective immediately upon election by the Participant.

                        i. If a Participant elects the 50% Joint and Survivor Spouse Annuity and his legal spouse dies before benefit payments commence, his election of the 50% Joint and Survivor Spouse Annuity shall be null and void.

                        ii. If a Participant elects the 50% Joint and Survivor Spouse Annuity and benefit payments have commenced, his retirement income payments thereafter shall not be changed by reason of the death of his legal spouse during his own lifetime.

                    c. Ten Year Certain and Life Annuity, under which reduced retirement income payments are made to the Participant during his lifetime, based on Actuarial Equivalent factors, with the provision that if the Participant's death occurs before he has received 120 monthly payments, the value of the remaining number of such payments shall be paid to the person designated as his Beneficiary.

                    d. Lump Sum Option, under which the present value of retirement income payments are paid to a Participant in one lump sum. This option is available to Participants whose Actuarial Equivalent value of retirement income payments is $5,000 or less.

               6.6 General Limitations. Anything in this Article VI to the contrary notwithstanding, no method of distribution shall be made under a normal or optional payment form of retirement income which would result in the actuarial value of a Beneficiary's interest exceeding 50% of the actuarial value of the Participant's own interest on a life annuity basis, both being determined as of the Participant's Normal Retirement Date or the earlier date on which he becomes entitled to first payment of his retirement income. This limitation shall not apply where the Beneficiary is the Participant's legal spouse.

                    An election under this Article VI of a Beneficiary other than the Participant's legal spouse is effective only if the Participant's spouse consents to the beneficiary designated, the consent is witnessed by a notary public, and the spouse's consent acknowledges the effect of such designation. Such spousal consent is not required, however, if the Participant establishes to the satisfaction of the Committee that the consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code. Any consent by a spouse (or establishment that consent cannot be obtained) is effective only with respect to that spouse.

               6.7 Distribution Rules. Unless the Participant elects otherwise, retirement income payments shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

                    a.  the Participant attains age 65, or

                    b. the 10th anniversary of the date the Participant commenced participation, or

                    c.  the Participant terminates employment.

                    Further, distribution of benefits shall not be deferred beyond the Required Beginning Date, as defined in
          Section 6.9, and payments after the initial payment shall be made monthly, except in the case of a lump sum payment where no additional payments are due.

                    Upon the death of a Participant after payment of retirement income has commenced, any remaining payments shall be made no less rapidly than under the form of payment in effect at the Participant's death. Upon the death of a Participant prior to the date payment of retirement income has commenced, payment of a death benefit, if any, to the Participant's spouse shall commence no later than the April 1 following the calendar year in which the Participant would have attained age 70-1/2, or if later, within one year following the date of the Participant's death; and payment of a death benefit to a person other than the Participant's spouse shall commence no later than one year following the Participant's death.

                    Notwithstanding the foregoing, an earlier distribution shall be made where provided by the applicable provisions of the Plan. However, in the case of a Participant who is a 5% owner of the Company or an Affiliated Company, no distribution of any amounts attributable to Employer contributions while he was a 5% owner shall be made before the earlier of the date such Participant dies, becomes disabled within the meaning of Section 72(m)(7) of the Code or attains age 59-1/2, unless such Participant acknowledges in writing that he understands that such premature distribution will be subject to the penalties imposed by Section 72(m)(5)(B) of the Code.

               6.8 Limitation in Case of Domestic Relations Order. All rights and benefits including election rights, provided to Participants pursuant to this Plan, are subject to the rights afforded to any "alternate payee" pursuant to a "qualified domestic relations order," as those terms are defined below.

                    Pursuant to the provisions of Section 414(p) of the Code, a "qualified domestic relations order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a State domestic relations law (including a community property law) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("alternate payee") and which:

                    a.  creates   or  recognizes  the  existence  of  an
                        alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                    b. specifies (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order (ii) the amount or percentage of the Participant's benefits under the Plan to be paid to each such alternate payee, or the manner in which such amount or percentage is to be determined and,
                        (iii) the number of payments or the period to which the order applies; and

                    c.  does not require this Plan to:

                        i. provide any type or form of benefit, or any option, not otherwise provided hereunder;

                        ii. pay any benefits to any alternate payee prior to the earlier of:

                             (1)  the earliest date benefits are payable
                                  hereunder to a Participant, or

                             (2)  the later of the  date the Participant
                                  attains age 50 or the earliest date on
                                  which the Participant  could  obtain a
                                  distribution  under  the  Plan if  the
                                  Participant terminated employment;

                        iii. pay any benefits which are not vested under
                             the Plan;

                        iv. provide increased benefits (as actuarially determined using such assumptions for Actuarial Equivalence as are required under
                             Section 414(p) of the Code), or

                        v. pay benefits to an alternate payee which are required to be paid to another alternate payee under a prior qualified domestic relations order.

                    For purposes of this Plan, an alternate payee who had been married to the Participant for at least one year may be treated as a spouse with respect to the portion of the Participant's Accrued Benefit in which such alternate payee has an interest provided that the qualified domestic relations order provides for such treatment. However, under no circumstances may the spouse of an alternate payee (who is not a Participant hereunder) be treated as a spouse under the terms of the Plan.

                    Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a State domestic relations law, the Committee shall promptly notify the affected Participant and any alternate payee of the receipt of such judgment decree order and shall notify the affected Participant and any alternate payee of the Committee's procedure for determining whether or not the judgment, decree or order is a qualified domestic relations order.

                    The   Committee   shall   establish   procedures  to
          determine the status of a judgment, decree or order as a qualified domestic relations order and to administer Plan distributions in accordance with any such qualified domestic relations order. Such procedures shall be in writing, shall include provisions specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Committee, and shall include such other provisions as the Committee shall determine, including such provisions required under Regulations promulgated by the Secretary of the Treasury.

                    During any period in which the issue of whether a judgment, decree or order is a qualified domestic relations order is being determined (by the Committee, a court of competent jurisdiction or otherwise), the Committee shall separately account for the portion of the Participant's Accrued Benefit, if any, which would have been payable to the alternate payee during such period if the judgment, decree or order were determined to be a qualified domestic relations order.

                    If the judgment, decree or order is determined to be a qualified domestic relations order within the 18-month period following the receipt by the Committee of the qualified domestic relations order, then payment of the portion of the Participant's Accrued Benefit shall be paid to the appropriate alternate payee at the time and in the form specified in such order. If such a determination is not made within the 18-month period, the Participant's Accrued Benefit under the Plan shall be paid at the time and in the manner provided under the Plan as if no order, judgment or decree had been received by the Committee.

               6.9   Minimum   Required   Distributions.   The following
          provisions apply in the event that a Participant reaches his Required Beginning Date, as defined below:

                    a.  Such  Participant  is  required   to  receive  a
                        benefit.

                    b. If the Participant elects a lump-sum benefit or an annuity, the date as of which an annuity benefit or lump sum benefit is required to begin, shall be no later than the Participant's Required Beginning Date.

                    c. If the Participant elects to be paid in annual installments, two annual installments may be made in the year of the Participant's Required Beginning Date. Subsequent annual installments must be made by the December 31 of that year. The first payment cannot be made later than the Participant's Required Beginning Date. The second annual installment must be made by the December 31 immediately following the Participant's Required Beginning Date.

                        Required Beginning Date shall mean, for anyone, other than a 5% owner (as defined in Code
                        Section 416(i)(1)(B)(i)), who obtains age 70-1/2 after December 31, 1998, April 1st of the calendar year following the later of (a) the calendar year in which the Employee attains age 70-1/2, or (b) the calendar year in which the Employee terminates employment with the Employer.

                        A Participant (other than a 5% owner) who attained the age of 70-1/2 in 1996 and has not retired by the end of 1996 may (i) delay commencement of minimum distributions until no later than April 1 following the calendar year in which the Participant retires from employment with the Employer or (ii) request make-up distributions for payments that would have been made in 1997. Such make-up distributions must be made by December 31, 1997.

                        A Participant (other than a 5% owner) who attains the age of 70-1/2 in 1997 or 1998 and remains employed with an Employer, may elect to delay commencement of minimum distributions until no later than April 1 following the calendar year in which the Participant retires from employment with an Employer.

                        A Participant, other than a 5% owner, who attained age 70-1/2 before 1997 but did not retire from employment with a Participating Employer before January 1, 1997, may elect at any time prior to December 31, 1997, with the consent of his spouse and subject to the terms of any applicable qualified domestic relations order, to cease further distributions until a later date. Pursuant to IRS Notice 97-75 Q&A-8(b), if such Participant elects to cease minimum distributions, there will be no new annuity starting date upon recommencement.

                        The Required Beginning Date of a Participant who is a five percent owner (as defined in Code
                        Section 416(i)(1)(B)(i)) of the Employer shall be April 1st following the calendar year in which the Participant reaches age 70-1/2.

                        For Plan Years beginning prior to January 1, 1997, Required Beginning Date was defined as April 1st of the calendar year following the calendar year in which a Participant attains age 70-1/2.

                                    ARTICLE VII
                                   CONTRIBUTIONS
                                   -------------

               7.1   No  Contributions by Participants.   No Participant
          shall be required or permitted to make a contribution under the Plan.

               7.2 Employer Contributions. All contributions to provide benefits under the Plan shall be made by each Participating Employer or the Company on behalf of Participating Employers from time to time, any forfeiture of the interest of any Participant in the Trust Fund being applied to reduce the amount of such contributions. The Committee, on the basis of actuarial estimates made by the Actuary, will recommend the amount of contributions which will accomplish the purposes of the Plan and be in compliance with ERISA and the Code. Such contributions for each Plan Year shall be remitted to the Trustee no later than the date prescribed by law for filing the Participating Employer's federal income tax return, including extensions, for such Employer's taxable year ending with or within such Plan Year.

               7.3 Expenses. The reasonable expenses incident to the operation of the Plan, including premiums for termination insurance payable to the Pension Benefit Guaranty Corporation, fees for professional services and the costs of such other technical or clerical assistance as may be required, shall be paid out of the Fund, to the extent not paid by all Participating Employers.

               7.4   Contingent  Nature  of  Contributions.   Unless the
          Employer notifies the Committee and the Trustee in writing to the contrary, all contributions made to this Plan are conditioned upon their deductibility under Section 404 of the Code.

                                    ARTICLE VIII
                                   ADMINISTRATION
                                   --------------

               8.1 Appointment of Committee. The Board of Directors of the Company will appoint a Committee which may, but need not, consist of Plan Participants or Employees of an Employer. Such Committee shall be known as the Pension Plan Administrative Committee. The Committee shall consist of three or more members, each of whom shall be appointed by and shall remain in office at the will of the Board of Directors of the Company. The Board of Directors may also remove any Committee member at any time, with or without cause. A Committee member may resign at any time by filing his written resignation with the Board of Directors of the Company.

               8.2 Notice to Trustee. The Company will notify the Trustee in writing of each Committee member's appointment, and the Trustee may assume such appointment continues in effect until written notice to the contrary is given by the Company.

               8.3   Administration of Plan.   The  Committee  will have
          all powers and authority necessary or appropriate to carry out its responsibilities with respect to the operation and administration of the Plan. It will interpret and apply all Plan provisions and may supply any omission, or reconcile any inconsistency or ambiguity in such manner as it deems advisable. It will make all final determinations concerning eligibility, benefits and rights hereunder, and all other matters concerning Plan administration and interpretation. All determinations and actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law, except that the Committee may revoke or modify a determination or action previously made in error. The Committee will exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment to persons in similar circumstances.

               8.4   Reporting  and  Disclosure.    The  Committee  will
          prepare, file, submit, distribute, or make available any Plan descriptions, reports, statements, forms or other information to any government agency, Employee, Participant, or Beneficiary as may be required by law.

               8.5   Records.       The   Committee   will   record  its
          proceedings, acts and decisions, and will keep all data, records, books of account and instruments pertaining to Plan administration, which will be subject to inspection or audit by the Company at any time. The Company will supply all information required by the Committee to administer the Plan, and the Committee may rely upon the accuracy of such information.

               8.6 Committee Compensation and Expenses. The Committee, and each Committee member, will serve without compensation unless otherwise determined by the Company; provided that in no event will an Employee receive extra compensation for his services as a Committee member. All reasonable expenses incurred by the Committee in administering the Plan will be paid by the Participating Employers.

               8.7 Rules and Regulations. Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. The Committee may adopt and amend such rules for the conduct of its business and administration of the Plan as it deems advisable.

               8.8 Secretary of the Committee. The Committee at its option may elect any Committee member or other person to serve as Secretary, and may remove him at any time. The Committee will notify the Trustee in writing of such election, and the Trustee may assume the Secretary's authority to act as Secretary continues until written notice to the contrary is given the Committee. The Secretary, or a majority of the Committee members then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the whole Committee; and any person may rely upon any instrument or memoranda so executed as evidence of the Committee action or decision indicated thereby.

               8.9 Claims Review Procedure. Any request for benefits (the "claim") by a Participant or his Beneficiary (the "claimant") will be filed in writing with the Committee. Within 90 days after receipt of a claim or, 180 days if the Committee determines that special circumstances exist which require extension of the time for processing a claim, the Committee will provide written notice to any claimant whose claim has been wholly or partly denied, including:

                    a.  the reasons for the denial,

                    b. the Plan provisions on which the denial is based,

                    c. any additional material or information necessary to perfect the claim and the reasons it is necessary, and

                    d.  the Plan's claims review procedure.

                    A claimant will be given a full  and  fair review by
          the Committee of the denial of his claim if he requests a review in writing within 60 days after notification of the denial. The claimant may review pertinent documents and may submit issues and comments orally, in writing, or both. The Committee will render its decision on review in writing within 60 days after receipt by the Committee of the application for review, or within 120 days if the Committee determines that special circumstances exist which require extension of the time for processing the application for review, and will include specific reasons for the decision and references to the Plan provisions on which the decision is based.

               8.10 Information from Participants and Beneficiaries. Each Participant and Beneficiary shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

                                    ARTICLE IX
                                NAMED FIDUCIARIES
                                -----------------

               9.1 Identity of Named Fiduciaries. The Company, the Trustee, the Committee, and any Investment Manager will be the "Named Fiduciaries" under the Plan and will control and manage the Plan and its assets to the extent and in the manner indicated in this Plan. Any responsibility assigned to a "Named Fiduciary" will not be deemed to be a duty of a "Fiduciary" (as that term is defined in ERISA) solely by reason of such an assignment.

               9.2 Responsibilities and Authority of Committee. The Committee will control and manage the operation and administration of the Plan. The Committee will also
          (a) recommend  candidates   for   Trustee   to   the  Company,
          (b) appoint   any   Investment   Manager   to  the  Plan,  and
          (c) monitor the performance of such Trustee and Investment Manager. The Committee will recommend Plan amendments to the Company as necessary and will communicate such information to the Trustee and Investment Manager as they may need for the proper performance of their duties.

               9.3 Responsibilities and Authority of Trustee. The Trustee will manage and control the assets of the Plan, except to the extent that such responsibilities are specifically vested in the Company or the Committee under the terms of the Plan, or are delegated to one or more Investment Managers appointed by the Committee.

               9.4 Responsibilities of the Company. The Company will have the following responsibilities and authority with respect to control and management of the Plan and its assets:

                    a.  to amend the Plan;

                    b.  to  merge  or  consolidate  the  Plan  with,  or
                        transfer all or part of the assets or liabilities to, any other plan or to accept the transfer of assets from another qualified plan;

                    c.  to establish a funding policy;

                    d. to appoint, remove, and replace Trustee(s) and Committee members; and

                    e. to perform such additional duties as are imposed by law.

               9.5 Responsibilities Not Shared. Except as otherwise specified herein or required by law, each "Named Fiduciary" will have only those responsibilities that are specifically assigned to it hereunder, and no "Named Fiduciary" will incur liability because of improper performance or nonperformance of responsibilities specifically assigned to another "Named Fiduciary".

               9.6 Dual Fiduciary Capacity Permitted. Any person or group of persons may serve in more than one fiduciary capacity, including service both as Trustee and Committee member.

               9.7 Advice. A "Named Fiduciary" may employ or retain such attorneys, accountants, investment advisors, consultants, specialists, and other persons or firms, including such persons or firms that may also perform services for the Company, as he deems necessary or desirable to advise or assist him in the performance of his duties. Unless otherwise provided by law, the "Fiduciary" will be fully protected with respect to any action taken or omitted by him in reliance upon any such person or firm.

               9.8   Indemnification.    The  Company  to   the   extent
          permitted by law, will indemnify and hold harmless every person serving as a "Fiduciary" (whether a "Named Fiduciary" or otherwise) from and against all loss, damages, liability, and reasonable costs and expenses, incurred in carrying out his fiduciary responsibilities, unless due to the bad faith or willful misconduct of such person, provided that a "Fiduciary's" counsel fees and amount paid in settlement must be approved by the Company. The preceding sentence will not apply to a corporate Trustee or to an investment manager as defined in ERISA, except as the Company and such corporate Trustee or investment manager may otherwise agree in writing.

                                    ARTICLE X
                      PROVISIONS TO PREVENT DISCRIMINATION
                      ------------------------------------

               10.1   Prevention of  Discrimination.   With  a  view  of
          preventing any discrimination in favor of highly compensated Employees and notwithstanding anything in the Plan to the contrary, the use of the assets of the Fund is subject to the limitations specified in this Article.

               10.2 Highly Compensated Employees. For the purpose of this Article, "Highly Compensated Employees" means the twenty-five highest paid Employees of any Employer as of the Effective Date or the date the Plan was most recently amended in a manner substantially affecting benefits for such Employees, but excluding any Employee to whom, on the basis of his annual rate of compensation on such date, an annual retirement benefit to which he may be entitled upon retirement on or after his Normal Retirement Date will not exceed $1,500.

               10.3 Unrestricted Benefit. For the purpose of this Article, the term unrestricted benefit means the amount of any highly compensated Employee's retirement benefit which is not in excess of that provided by the greater of:

                    a.  $20,000, or

                    b. 20% of his average annual compensation over a period of at least five consecutive years, or $10,000, whichever is less, multiplied by the number of years from the date determined pursuant to Section 10.2 and prior to any date on which benefits are restricted under Section 10.4(a)(ii), or

                    c. a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of the PBGC) without regard to any other limitations in Section 4022 of ERISA.

               10.4   Restriction on Payment of Benefit

                    a. During the ten years after the date determined pursuant to Section 10.2, the retirement benefits payable on account of highly compensated Employees shall be subject to the following conditions, notwithstanding any other provisions in the Plan to the contrary:

                        i. Any highly compensated Employee who is retired may receive his full benefit while the Plan is in full effect.

                        ii. If, during the aforesaid ten years, contributions are terminated or the Plan is terminated or an Employer is dissolved or liquidated, no highly compensated Employee shall receive any benefit which is in excess of his unrestricted benefit.

                    b. The conditions of Section 10.4(a) shall not restrict the full payment of benefit payments to the Beneficiary of any highly compensated Employee who dies while the Plan is in full effect.

               10.5   Repeal.   If the provisions  of this Article X are
          no longer required by the Code or ERISA, such provisions shall have no further force or effect.

                                    ARTICLE XI
                             AMENDMENT OF THE PLAN
                             ---------------------

               11.1 Right to Amend. The Company, through its Board of Directors, reserves the right, subject to the limitation hereinafter provided, to amend the Plan from time to time without the consent of any Participating Employer, Participant, Beneficiary, or other eligible survivor. Each amendment of the Plan shall be in writing, and shall become effective on the date specified therein. Each Participating Employer by its adoption of the Plan shall be deemed to have delegated this authority to the Company.

               11.2   Restrictions  on  Amendment.   No amendment of the
          Plan may be made which shall either:

                    a. deprive any Participant or Beneficiary of any part of his Accrued Benefit as constituted at the time of such amendment; or

                    b. result in the reversion to any Participating Employer of any part of the Fund prior to the satisfaction of all liabilities of the Plan.

                                    ARTICLE XII
                              TERMINATION OF THE PLAN
                              -----------------------

               12.1   Events Constituting Termination.

                    a. It is expressly declared to be the desire and intention of each Participating Employer to continue the Plan and Fund in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which each Participating Employer may deem it to be impracticable or unwise to continue the Plan established hereunder, and each Participating Employer therefore reserves the right to terminate the Plan insofar as it affects its Employees at any time. Any Participating Employer may terminate its participation in the Plan by action of its Board of Directors. Such termination shall be evidenced by a written instrument of termination executed by an officer of the Participating Employer pursuant to authorization by its Board of Directors and shall be delivered to the Company, the Committee, the Trustee and to each other Participating Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.

                    b. With respect to any Participating Employer which has adopted the Plan, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction, its making of a general assignment for the benefit of creditors, its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless coverage for its Employees under the Plan is continued by a successor company, or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Employer.

                    c. Subject to applicable requirements of ERISA governing termination of employee pension benefit plans, the Committee shall direct the
                        Trustee to segregate the assets of the appropriate Fund allocable to a terminating Participating Employer for payment of benefits in accordance with the provisions of this Article.

               12.2 Partial Termination. Upon a partial termination of the Plan as determined by the Committee under applicable law with respect to a group of Participants, the Committee shall direct the Actuary to determine the proportionate interests of the Participants affected by such partial termination. After such proportionate interests have been determined, the Committee shall direct the Trustee to segregate the assets of the appropriate Fund allocable to such group of Participants for payment of benefits in accordance with the provisions of this Article, subject to applicable requirements of ERISA.

               12.3 Allocation of Assets. Upon termination or partial termination under Sections 12.1 and 12.2, the Accrued Benefits of Participants affected thereby shall become fully vested and non-forfeitable. The assets of the Fund shall be allocated by the Committee (after payment or provision for expenses) to such Participants in the following manner and order:

                    a. There shall first be set aside an amount which will provide for a return of the Participant's account balance attributable to voluntary contributions.

                    b. There shall next be set aside an amount which will provide retirement income for Participants and Beneficiaries who were receiving benefits or who were eligible to receive benefits at least three years prior to termination of the Plan based on the lowest benefit under Plan provisions in effect during the five years preceding the date of the Plan's termination.

                    c. There shall next be set aside an amount which will provide all other guaranteed benefits as provided under ERISA, but determined without regard to Sections 4022(b)(5) and 4022(b)(6).

                    d. There shall next be set aside an amount which will provide all other non-forfeitable benefits, under the provisions of the Plan at its termination, but which are not guaranteed under ERISA.

                    e. Finally, there shall be set aside an amount which will provide all other Accrued Benefits as of the date of Plan termination.

                    If the appropriate assets of the Fund by the Trustee
          for retirement income for Participants of the Plan, as of the date the Plan is terminated, are not sufficient to provide in whole the amounts required within the classes described above, such assets will be allocated pro rata within the class in which the amounts first cannot be provided in full. Allocation in any of the above listed categories is to be adjusted for any allocation already made to the same Participant under a prior category so as to avoid any duplication of benefits payable under a prior category.

               12.4 Manner of Distribution. Subject to the foregoing provisions of this Article XII, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination results, in cash, securities or other assets in kind (based on their fair market value as of the date of distribution), or in nontransferable annuity contracts, as the Committee in its sole discretion shall determine. Any amounts remaining in the Fund after the satisfaction of all liabilities of the Plan shall be returned to the Company and the respective Participating Employer who made contributions hereunder.

               12.5 Liquidation of Trust Fund. The Fund shall continue in existence after the termination of the Plan for such period of time as may be required to complete the liquidation thereof in accordance with the terms of this
          Article XII.

               12.6 Internal Revenue Service Approval for Distribution. In the event that the Committee applies to the Internal Revenue Service for a determination on the qualification of the Plan upon termination, no person shall have any right or claim to any assets of the Fund before the Internal Revenue Service shall determine that the proposed distribution of assets under this Article does not result in the discrimination prohibited by Section 401(a) of the Code.

                                    ARTICLE XIII
                           TOP-HEAVY PLAN REQUIREMENTS
                           ---------------------------

               13.1 General Rule. For any Plan Year for which this Plan is a Top-Heavy Plan (as defined in Section 13.7), any other provisions of the Plan to the contrary notwithstanding, the Plan shall be subject to the following provisions:

                    a.  The vesting provisions of Section 13.2;

                    b.  The minimum benefit provisions of Section 13.3;

                    c.  The limitation  on  compensation  set by Section
                        13.4; and

                    d.  The limitation on benefits set by Section 13.5.

               13.2 Vesting Provisions. Each Participant who has completed an Hour of Service during any Plan Year in which the Plan is Top-Heavy shall have a non-forfeitable right to his Accrued Benefit under this Plan determined by the following schedule to the extent that such schedule is more liberal than the vesting provided in Section 3.5:

           -------------------------------------------------------------
           |     Years of Service         |    Vesting Percentage      |
           -------------------------------------------------------------
           |less than 2                   |            0%              |
           |2 but less than 3             |            20              |
           |3 but less than 4             |            40              |
           |4 but less than 5             |            60              |
           |5 but less than 6             |            80              |
           |6 or more                     |           100              |
           -------------------------------------------------------------

               13.3 Minimum Benefit Provisions. Each Participant who is a Non-Key Employee (as defined in Section 13.9) shall be entitled to an Accrued Benefit attributable to Company or Affiliated Company contributions in the form of an annual retirement benefit (as defined in Section 13.3(a)) that shall not be less than the applicable percentage (as defined in Section 13.3(b)) of the Participant's average annual earnings (as determined under Section 415 of the Code) for years in the testing period (as defined in Section 13.3(c)):

                    a. Annual retirement benefit means a benefit payable annually in the form of a Straight Life Annuity (with no ancillary benefits) beginning at a Participant's Normal Retirement Date.

                    b. Applicable percentage means the lesser of 2% multiplied by the number of Years of Service in which the Plan is Top-Heavy or 20%.

                    c. Testing Period means, with respect to a Participant, the period of consecutive Years of Service (not exceeding five) during which the Participant had the greatest aggregate earnings from his Employer. The testing period shall not include any Year of Service that ends in a Plan Year beginning before January 1, 1984 or during which the Plan was not a Top-Heavy Plan.

                    Benefits taken into account under this Section 13.3 shall not include any benefits payable under the Social Security Act or any other Federal or State law.

               13.4 Limitation on Compensation. Annual compensation taken into account under this Article XIII for purposes of computing benefits under this Plan shall not exceed the first $200,000, provided that such limit shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury pursuant to regulations for the calendar year in which such Plan Year commences.

               13.5 Limitation on Benefits. In the event that the Company or an Affiliated Company also maintains a defined contribution plan providing benefits on behalf of Participants in this Plan, one of the two following provisions shall apply:

                    a. If for the Plan Year this Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%," then Section 13.3 shall apply for such Plan Year as if amended so that the "applicable percentage" means the lesser of 3% multiplied by the number of Years of Service during which the Plan would be Top-Heavy and the overall applicable percentage does not exceed the lesser of 30% or 20% plus 1% for each Year the Plan is taken into account under this Section 13.5(a).

                    b. If for the Plan Year (1) if this Plan is subject to Section 13.5(a) but does not provide the required additional minimum benefit as required therein or (2) this Plan would continue to be a Top-Heavy Plan if "90%" were substituted for "60%," then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 4.6 for the limitation year ending in such Plan Year by substituting "1.0" for "1.25" in each place such figure appears, except with respect to any individual for whom there are no employer contributions, forfeitures or voluntary nondeductible contributions allocated or any accruals for such individual under the defined benefit plan.

               13.6 Coordination With Other Plans. In the event that another defined contribution or defined benefit plan maintained by the Company or an Affiliated Company provides contributions or benefits on behalf of Participants in this Plan, such other plan shall be treated as a part of this Plan pursuant to the applicable principles set forth in Revenue Ruling 81-202 in determining whether the plans are providing benefits at least equal to the minimum benefit required under this Plan. If the Plan is subject to Section 13.5(b) but the Company or an Affiliated Company does not substitute "1.0" for "1.25" as required, the applicable percentage provided in
          Section 13.3 shall be increased by one percentage point (up to a maximum of 10 percentage points). Such determination shall be made by the Committee.

               13.7 Top-Heavy Plan Definition. This Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the cumulative Accrued Benefits under the Plan for Participants (including former Participants) who are Key Employees exceeds 60% of the present value of the cumulative Accrued Benefits under the Plan for all Participants, or if this Plan is required to be in an Aggregation Group which for such Plan Year is a Top-Heavy Group. For purposes of making this determination, the present value of Accrued Benefits for a Participant (i) who is not a Key Employee, but who was a Key Employee in a prior year, or
          (ii) for Plan Years beginning after December 31, 1984, who has not performed any service for the Employer at any time during the five-year period ending on the Determination Date, shall be disregarded.

                    a. Determination Date means for any Plan Year the last day of the immediately preceding Plan Year (except that for the first Plan Year the Determination Date means the last day of such Plan Year).

                    b. The present value shall be determined as of the most recent valuation date that is within the 12-month period ending on the Determination Date and as described in the regulations under the Code using the assumptions for determining an Actuarial Equivalent under the Plan, except the interest assumption shall be an annual rate of 5%.

                    c. Aggregation Group means the group of plans, if any, that includes both the group of plans that are required to be aggregated and, if the Committee so elects, the group of plans that are permitted to be aggregated.

                        i. The group of plans that are required to be aggregated (the "Required Aggregation Group") includes: (a) each plan of the Employer in which a Key Employee is a Participant, including collectively-
                             bargained plans, and (b) each other plan of
                             the  Company  or  an   Affiliated   Company
                             including   collectively-bargained   plans,
                             which   enables  a  plan  in  which  a  Key
                             Employee  is  a  Participant  to  meet  the
                             requirements   of   the   Code  prohibiting
                             discrimination   as  to  contributions   or
                             benefits  in favor  of  employees  who  are
                             officers,  shareholders   or   the  highly-
                             compensated   or  prescribing  the  minimum
                             participation standards.

                        ii. The group of plans that are permitted to be aggregated (the "Permissive Aggregation Group") includes the Required Aggregation Group plus one or more plans of the Company or an Affiliated Company that is not part of the Required Aggregation Group and that the Committee certifies as constituting a plan within the Permissive Aggregation Group. Such plan or plans may be added to the Permissive Aggregation Group only if, after the addition, the Aggregation Group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the Code.

                    d. Top-Heavy Group means the Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all Employees under all such defined benefit plans plus the aggregate accounts for all Employees under such defined contribution plans. For purposes of making this determination, the present value of the accrued benefits for a Participant (i) who is not a Key Employee, but who was a Key Employee in a prior year or (ii) who has not performed services for the Company or an Affiliated Company at any time during the five-year period ending on the Determination Date, shall be disregarded.

                        If the Aggregation Group that is a Top-Heavy Group is a Required Aggregation Group, each plan in the Group will be Top-Heavy. If the Aggregation Group that is a Top-Heavy Group is a Permissive Aggregation Group, only those plans that are part of the Required Aggregation Group will be treated as Top-Heavy. If the Aggregation Group is not a Top-Heavy Group, no plan within such Group will be Top-Heavy.

                    e. In determining whether this Plan constitutes a Top-Heavy Plan, the Committee shall make the following adjustments in connection therewith:

                        i. When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall  then  be aggregated  by  adding  the
                             results   of   each    plan   as   of   the
                             determination dates for such plans that fall within the same calendar year.

                        ii. In determining the present value of the cumulative accrued benefit or the amount of the account of any Employee, such present value or account shall include the dollar value of the aggregate distributions made to such Employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to Employees which represented the entire amount credited to their accounts under the applicable plan, and distributions made on account of the death of a Participant to the extent such death benefits do not exceed the present value of the accrued benefit or account.

                        iii. Further, in making such determination, such
                             present value or such account shall include
                             any  rollover  contribution   (or   similar
                             transfer), as follows:

                             (1)  If   the   rollover  contribution  (or
                                  similar transfer)  is initiated by the
                                  Employee and made to  or  from  a plan
                                  maintained  by  another  employer, the
                                  plan providing the distribution  shall
                                  include such distribution in the value
                                  of  such  account;  the plan accepting
                                  the  distribution  shall  not  include
                                  such distribution in the value of such
                                  account  unless the plan  accepted  it
                                  before December 31, 1983.

                             (2)  If  the  rollover   contribution   (or
                                  similar  transfer) is not initiated by
                                  the  Employee  or  made  from  a  plan
                                  maintained  by  another  employer, the
                                  plan accepting the distribution  shall
                                  include   such   distribution  in  the
                                  present value of such account, whether
                                  the  plan  accepted  the  distribution
                                  before or after December 31, 1983; the
                                  plan making the distribution shall not
                                  include  the   distribution   in   the
                                  present value of such account.

               13.8 Key Employee. The term Key Employee means any Employee or former Employee under this Plan who, at any time during the Plan Year containing the Determination Date or during any of the four preceding Plan Years, is or was one of the following:

                    a.  An   officer   of  the  Company  having   annual
                        compensation from the Employer of 150% of the Code Section 415 dollar limitation for the calendar year in which the Plan Year ends. Whether an individual is an officer shall be determined by the Committee on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, and not on the mere fact that the individual has the title of an officer. For any such Plan Year, there shall be treated as officers no more than the lesser of:

                        i.   50 Employees, or

                        ii. the greater of three Employees or 10% of the Employees of the Company during the Plan Year containing the Determination Date or any of the preceding four Plan Years.

                        For this purpose, the highest-paid officers shall be selected.

                    b. One of the ten Employees owning (or considered as owning, within the meaning of the constructive ownership rules of the Code) both more than a .50% interest in value and the largest interests in the Company. An Employee who has more than a .50% ownership interest is considered to be one of the top ten owners unless at least ten other Employees own a greater interest than that Employee.

                        However, an Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than the maximum dollar limitation under Section 415 of the Code on contributions and other annual additions to a Participant's account in a defined contribution plan for the calendar year in which the Determination Date falls.

                    c. Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the Code) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the combined total voting power of all stock of the Company.

                    d. Any person having annual compensation from the Company of more than $150,000 who owns (or is considered as owning within the constructive ownership rules of the Code) more than 1% of the outstanding stock of the Company or stock possessing more than 1% of the combined total voting power of all stock of the Company.

                    For purposes of this Section 13.8, "Compensation" means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a Participant's account in a defined contribution plan under the Code, and a Beneficiary of a Key Employee shall be treated as a Key Employee.

               13.9   Non-Key  Employee.   The  term  "Non-Key Employee"
          means any Employee (and any Beneficiary of an Employee) who is not a Key Employee.

               13.10 Change from Top-Heavy Status. In the event the Plan should become a Top-Heavy Plan for a Plan Year and subsequently reverts to a Plan which is not Top-Heavy, (a) and
          (b) below shall apply:

                    a. The change from a Top-Heavy Plan to a plan which is not Top-Heavy shall not reduce a Participant's non-forfeitable right to any benefit he has accrued under the Plan, and any Participant who has completed five or more Years of Service at the time the Plan reverts to a plan which is not Top-Heavy shall have his non-forfeitable right to benefits under the Plan determined in accordance with Section 13.2.

                    b.  The change from a Top-Heavy Plan to a Plan which
                        is   not   Top-Heavy    shall   not   reduce   a
                        Participant's Accrued Benefit.

                                    ARTICLE XIV
                                GENERAL PROVISIONS
                                ------------------

               14.1 Plan Voluntary. Although it is intended that the Plan shall be continued and that contributions shall be made as herein provided, this Plan is entirely voluntary on the part of the Participating Employer and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of such Participating Employer. The Participating Employers do not guarantee or promise to pay or to cause to be paid any of the benefits provided by this Plan. Each person who shall claim the right to any payment or benefit under this Plan, shall be entitled to look only to the Trust Fund for any such payment or benefit and shall not have any right, claim, or demand therefore against the Participating Employer, except as provided by law. The Plan shall not be deemed to constitute a contract between the Participating Employer and any Employee or to be a consideration for, or an inducement for, the employment of any Employee by the Participating Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of the Participating Employer or to interfere with the right of the Participating Employer to discharge or to terminate the service of any Employee at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

               14.2 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee, or is adjudged, to be legally incapable of giving valid receipt and discharge for such benefits, such benefits will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

               14.3 Nonalienation of Benefits. Except as provided under a qualified domestic relations order, as defined in
          Section 414(p) of the Code, no amount payable to, or held under the Plan for the account of, any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. Nor shall any amount payable to, or held under the Plan for the account of, any Participant of Beneficiary be in any manner liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process to levy upon or attach the same.

               14.4 Merger, Consolidation or Transfer. In the event that the Plan is merged or consolidated with any other plan, or should the assets or liabilities of the Plan be transferred to any other plan, each Participant shall be entitled to a benefit immediately after such merger, consolidation or transfer if the Plan should then terminate equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan had then terminated.

               14.5 Return of Contributions to Participating Employers. The Plan is created for the exclusive benefit of Participants and their Beneficiaries. Except as specifically otherwise provided in Sections 12.4, 14.8 and 14.12, at no time shall any contributions to the Plan by a Participating Employer or any assets of the Trust Fund ever revert to or be used by a Participating Employer.

               14.6 Payment of Small Benefits. Effective January 1, 1998, if the Actuarial Equivalent present value of monthly payments of retirement income to any person would amount to less than $5,000 before such payments have commenced, the Committee shall direct the Trustee to pay such person the then present value of such retirement income in one lump sum payment. Prior to January 1, 1998, the reference to $5,000 was $3,500.

               14.7 Recovery of Payments Made Due to a Mistake of Fact. If it is determined that the retirement income under the Plan actually being paid to a Participant due to a mistake of fact, including, but not limited to, the calculation of the offset to a Participant's Accrued Benefit for the value of the Participant's account under the Avondale ESOP, is greater than the income such Participant is entitled to receive pursuant to Articles IV, V and VI, the Committee may elect to alter subsequent payments to such Participant in order to recover the value of such overpayments.

               14.8 Internal Revenue Service Approval. If the Plan shall not be initially approved and qualified by the Internal Revenue Service so as to permit the Employer to deduct its contributions to the Trust Fund for income tax purposes, or shall not remain so approved and qualified, all Participating Employer contributions shall be returned to the applicable Participating Employer.

                    This Section 14.8 shall apply only if contributions are returned within one year from the date on which the Internal Revenue Service issues a notice that the Plan is not qualified.

               14.9   Construction  of  Agreement.   The Plan  shall  be
          administered, construed and enforced according to the laws of the State of Louisiana; provided, however, wherever applicable the provisions of ERISA shall govern, and in such event the laws of the United States of America shall be applied and to the extent necessary, its courts shall have competent jurisdiction.

               14.10 Headings. The headings of articles and Sections of this Plan are for convenience of reference only, and in the case of any conflict between any such headings and the text of this Plan, the text shall govern.

               14.11 Use of Masculine and Feminine; Singular and Plural. Wherever used in this Plan, the masculine gender will include the feminine gender and the singular will include the plural, unless the context indicates otherwise.

               14.12 Return of Employer Contributions in Excess of Amount Deductible. A contribution conditioned upon its deductibility under Section 404 of the Code, may be returned, to the extent the deduction is disallowed, to the Employer within one (1) year after the disallowance.

               IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this instrument to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 30th day of December, 1997.


                                         AVONDALE INDUSTRIES, INC


                                         BY:  /s/ Thomas M. Kitchen
                                                  -----------------
                                                  Thomas M. Kitchen,
                                                  Secretary


          ATTEST

          /s/ Eugene K. Simon, Jr.
          ------------------------
          (Corporate Seal)

                                  ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale Industries, Inc. Pension Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

                                             /s/ Thomas M. Kitchen
                                             ---------------------
                                                 Thomas M. Kitchen


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 30TH DAY
          OF DECEMBER, 1997.

          /s/ Rudolph R. Ramelli
          ----------------------
          NOTARY PUBLIC

                      AVONDALE INDUSTRIES, INC. PENSION PLAN

                                    APPENDIX A

                             PARTICIPATING EMPLOYERS



          The following Participating Employers have entered under this Plan as of the following dates. Such dates of participation shall be used for purposes of determining such Participating Employers' Employees' eligibility to participate under the Plan. Such dates shall also be used for determining Years of Service for both vesting and benefit accrual purposes under the Plan, if later than the dates specified in Section 1.38 of this Plan.

                Participating Employer            Date of Participation
           ------------------------------------- -----------------------
           Avondale Industries, Inc.                  October 1, 1985

           Avondale Services Corporation              October 1, 1985

           Avondale Gulfport Marine, Inc.                July 2, 1988

           Avondale Industries of New York, Inc.         July 1, 1989

           Avondale Transportation Co., Inc.             July 1, 1989

           Avondale Enterprises, Inc.                 January 1, 1990

                      AVONDALE INDUSTRIES, INC. PENSION PLAN

                                    APPENDIX B

                      REDUCTION FACTORS FOR EARLY RETIREMENT

         Age                                               MONTHS
                  0       1       2       3       4       5       6       7       8       9     10      11

          55   0.4960  0.4988  0.5016  0.5044  0.5072  0.5100  0.5128  0.5156  0.5184  0.5212 0.5240  0.5268

          56   0.5296  0.5324  0.5352  0.5380  0.5408  0.5436  0.5464  0.5492  0.5520  0.5548 0.5576  0.5604

          57   0.5632  0.5660  0.5688  0.5716  0.5744  0.5772  0.5800  0.5828  0.5856  0.5884 0.5912  0.5940

          58   0.5968  0.5996  0.6024  0.6052  0.6080  0.6108  0.6136  0.6164  0.6192  0.6220 0.6248  0.6276

          59   0.6304  0.6332  0.6360  0.6388  0.6416  0.6444  0.6472  0.6500  0.6528  0.6556 0.6584  0.6612

          60   0.6640  0.6696  0.6752  0.6808  0.6864  0.6920  0.6976  0.7032  0.7088  0.7144 0.7200  0.7256

          61   0.7312  0.7368  0.7424  0.7480  0.7536  0.7592  0.7648  0.7704  0.7760  0.7816 0.7872  0.7928

          62   0.7984  0.8040  0.8096  0.8152  0.8208  0.8264  0.8320  0.8376  0.8432  0.8488 0.8544  0.8600

          63   0.8656  0.8712  0.8768  0.8824  0.8880  0.8936  0.8992  0.9048  0.9104  0.9160 0.9216  0.9272

          64   0.9328  0.9384  0.9440  0.9496  0.9552  0.9608  0.9664  0.9720  0.9776  0.9832 0.9888  0.9944

          65   1.000

          NOTES:

          - Factors determined as follows:


                     Age                              Factor
           ------------------------      -------------------------------
                      65                              1.000

           At least 60 but under 65      1.000 minus .56% for each month
                                                 prior to age 65

           At least 55 but under 60      .6640 minus .28% for each month
                                                 prior to age 60


          - Multiply benefit payable at age 65 by factor above to determine a benefit payable at an earlier retirement date.